UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Annual Report

December 31, 2021

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO Managed Accounts Trust Annual Report, which covers the 12-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, first quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.3%. The economy gained momentum during the second quarter, as GDP growth in the U.S. was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the

2	PIMCO MANAGED ACCOUNTS TRUST

region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 0.93% on December 31, 2020. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned -1.86%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned -0.95%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 5.06%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.51%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.75%.

Amid periods of volatility, global equities largely posted solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 28.71%, fueled by strong investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, gained 21.82%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.54%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.62% and European equities, as represented by the MSCI Europe Index (in EUR), gained 25.13%.

Commodity prices were volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $52 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the sharp increase in oil price was stronger demand as global growth improved. Elsewhere, copper prices moved higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 6.93%, 1.01% and 10.28% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

ANNUAL REPORT	DECEMBER 31, 2021	3

Letter from the Chair of the Board & President (Cont.)

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise or yields of U.S. Treasury securities (or yields of other types of bonds) (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

ANNUAL REPORT	DECEMBER 31, 2021	5

Important Information About the Portfolios (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can

6	PIMCO MANAGED ACCOUNTS TRUST

be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available

ANNUAL REPORT	DECEMBER 31, 2021	7

Important Information About the Portfolios (Cont.)

without charge, upon request, by calling the Portfolios at (888) 87-PIMCO, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all portfolios held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolios is uncertain at this time.

8	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	DECEMBER 31, 2021	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	33.6%
U.S. Treasury Obligations	26.2%
Asset-Backed Securities	18.2%
Non-Agency Mortgage-Backed Securities	6.2%
U.S. Government Agencies	5.6%
Preferred Securities	5.3%
Municipal Bonds & Notes	2.4%
Short-Term Instruments‡	0.8%
Other	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	0.34%	5.10%	4.79%	8.71%
Bloomberg U.S. Intermediate Credit Index	(1.03)%	3.77%	3.53%	5.09%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.03%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Selection within investment-grade corporate credit, particularly financials during Jan-Oct’21, contributed to relative performance, as spreads tightened.

»	Positions in securitized assets, particularly collateral loan obligations (“CLO”), contributed to relative performance, as total returns for these securities were positive.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Positions in select high yield credit contributed to relative performance, as spreads tightened.

»	Overweight exposure to taxable municipals contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as interest rates rose.

»	Local rate exposure in Canada detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	DECEMBER 31, 2021	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	36.4%
Corporate Bonds & Notes	33.3%
Asset-Backed Securities	12.4%
Non-Agency Mortgage-Backed Securities	9.3%
U.S. Government Agencies	5.6%
Short-Term Instruments‡	1.8%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2021

	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	0.38%	3.02%	3.33%
ICE BofAML 1-3 Year U.S. Treasury Index	(0.55)%	1.61%	1.25%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.66%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive excess return.

»	Underweight exposure to U.S. duration on the 5-year and 10-year portions of the yield curve contributed to relative performance, as the yield curve flattened.

»	Overweight exposure to Canadian duration on the 2-year and 3-year portions of the yield curve detracted from relative performance, as local interest rates rose.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	DECEMBER 31, 2021	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2021†§

Asset-Backed Securities	23.0%
Corporate Bonds & Notes	21.5%
U.S. Government Agencies	19.8%
U.S. Treasury Obligations	18.4%
Non-Agency Mortgage-Backed Securities	11.7%
Municipal Bonds & Notes	2.9%
Preferred Securities	1.2%
Short-Term Instruments‡	0.1%
Other	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	1.45%	6.10%	5.63%	7.29%
Bloomberg U.S. MBS Fixed-Rate Index	(1.04)%	2.50%	2.28%	4.48%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in securitized assets, particularly non-agency mortgage-backed securities (“MBS”), contributed to relative performance, as spreads tightened.

»	Selection within investment-grade corporate credit, particularly financials during April-Sep’21, contributed to relative performance, as spreads tightened.

»	Overweight exposure to taxable municipals contributed to relative performance, as spreads tightened.

»	Positions in select high yield credit contributed to relative performance, as spreads tightened.

»	Short exposure to inflation-linked instruments in Q3’21 and Q4’21 detracted from performance, as total returns for these securities were positive.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as interest rates rose.

»	Local rate exposure in Canada detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	DECEMBER 31, 2021	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	74.7%
Sovereign Issues	12.3%
Corporate Bonds & Notes	7.6%
U.S. Government Agencies	2.7%
Asset-Backed Securities	1.3%
Non-Agency Mortgage-Backed Securities	0.8%
Short-Term Instruments	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	7.19%	7.31%	4.54%	6.55%
Bloomberg U.S. TIPS Index	5.96%	5.34%	3.09%	4.63%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.26%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. breakeven inflation (BEI) spreads (or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds) contributed to relative performance, as U.S. BEI spreads moved higher.

»	Overweight exposure to European BEI contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. interest rates moved higher.

»	Curve positioning in U.S. BEI, specifically an underweight exposure to the front-end of the curve relative to an overweight exposure to the back-end, detracted from relative performance, as the front end of the curve rose by more than longer-term maturities.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI spreads moved higher.

»	There were no other material contributors for this Portfolio.

ANNUAL REPORT	DECEMBER 31, 2021	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended December 31, 2021

	1 Year	5 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	3.04%	5.60%	3.89%
Bloomberg 1-Year Municipal Bond Index	0.31%	1.44%	1.03%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.04%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of December 31, 2021†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	22.6%
Tobacco Settlement Funded	14.4%
Ad Valorem Property Tax	8.1%
Sales Tax Revenue	8.1%
Natural Gas Revenue	7.3%
Highway Revenue Tolls	5.0%
Electric Power & Light Revenue	4.7%
College & University Revenue	3.6%
Miscellaneous Revenue	3.6%
General Fund	2.9%
Port, Airport & Marina Revenue	2.6%
Lease Revenue	2.3%
Local or Guaranteed Housing	2.1%
Appropriations	1.7%
Fuel Sales Tax Revenue	1.4%
Sewer Revenue	1.1%
Miscellaneous Taxes	1.0%
Other	3.9%
Short-Term Instruments‡	3.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as the Portfolio’s holdings outperformed the general municipal market.

»	An overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the industrial revenue sector contributed to performance, as the Portfolio’s holdings outperformed the general municipal market.

»	Duration positioning detracted from performance, as municipal yields broadly rose.

»	Security selection within the water and sewer sector detracted from performance, as the Portfolio’s holdings underperformed the general municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the Portfolio’s holdings underperformed the general municipal market.

ANNUAL REPORT	DECEMBER 31, 2021	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2021 to December 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,008.70	$0.10	$1,000.00	$1,025.38	$0.10	0.02%
Series LD	1,000.00	992.40	1.27	1,000.00	1,024.21	1.29	0.25
Series M	1,000.00	1,004.20	0.05	1,000.00	1,025.43	0.05	0.01
Series R	1,000.00	1,050.80	0.21	1,000.00	1,025.28	0.21	0.04
Series TE	1,000.00	1,009.40	0.10	1,000.00	1,025.38	0.10	0.02	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5 in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg U.S. Intermediate Credit Index	The Bloomberg U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

Institutional Class

12/31/2021	$11.08	$0.34	$(0.31)	$0.03	$(0.34)	$0.00	$0.00	$(0.34)

12/31/2020	10.43	0.34	0.66	1.00	(0.35)	0.00	0.00	(0.35)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

Series LD

Institutional Class

12/31/2021	$9.62	$0.28	$(0.24)	$0.04	$(0.25)	$0.00	$0.00	$(0.25)

12/31/2020	9.40	0.35	0.23	0.58	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

Series M

Institutional Class

12/31/2021	$10.68	$0.42	$(0.26)	$0.16	$(0.42)	$(0.09)	$0.00	$(0.51)

12/31/2020	10.48	0.41	0.53	0.94	(0.41)	(0.33)	0.00	(0.74)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

Series R

Institutional Class

12/31/2021	$10.74	$0.72	$0.02	$0.74	$(0.69)	$0.00	$0.00	$(0.69)

12/31/2020	9.40	0.22	1.33	1.55	(0.21)	0.00	0.00	(0.21)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

Series TE

Institutional Class

12/31/2021	$10.76	$0.38	$(0.06)	$0.32	$(0.37)	$0.00	$0.00	$(0.37)

12/31/2020	10.39	0.36	0.37	0.73	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(f)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a“wrap” fee to the sponsor of the program.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
.			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(d)(e)	Net Assets End of Year (000s)	Expenses(f)	Expenses Excluding Waivers(f)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.77	0.34%	$1,540,072	0.02%	0.02%	0.00%	0.00%	3.10%	282%

11.08	9.77	1,585,611	0.03	0.03	0.00	0.00	3.18	562

10.43	9.18	1,434,199	0.21	0.21	0.00	0.00	3.72	533

9.94	0.21	1,185,003	0.31	0.31	0.00	0.00	3.62	450

10.30	6.43	1,310,388	0.43	0.43	0.00	0.00	3.79	366

$9.41	0.38%	$122,608	0.23%	0.23%	0.00%	0.00%	2.94%	97%

9.62	6.28	108,895	0.66	0.66	0.00	0.00	3.63	69

9.40	3.85	79,806	2.98	2.98	0.00	0.00	3.82	88

9.40	1.07	82,684	3.02	3.02	0.00	0.00	3.94	290

9.73	3.64	86,101	1.30	1.30	0.00	0.00	3.76	230

$10.33	1.45%	$1,520,815	0.01%	0.01%	0.00%	0.00%	3.97%	468%

10.68	9.12	1,562,661	0.02	0.02	0.00	0.00	3.80	635

10.48	8.40	1,442,194	0.06	0.06	0.00	0.00	4.47	543

10.14	2.23	1,241,128	0.31	0.31	0.00	0.00	4.58	495

10.31	9.60	1,331,955	0.24	0.24	0.00	0.00	4.35	556

$10.79	7.09%	$259,263	0.05%	0.05%	0.00%	0.00%	6.71%	162%

10.74	16.58	157,315	0.26	0.26	0.00	0.00	2.13	295

9.40	11.10	130,421	1.35	1.35	0.00	0.00	2.80	357

8.68	(2.52)	115,407	1.29	1.29	0.00	0.00	4.16	231

9.26	5.16	142,081	0.62	0.62	0.00	0.00	3.81	225

$10.71	3.04%	$88,310	0.02%	0.02%	0.00%	0.00%	3.50%	20%

10.76	7.19	91,321	0.04	0.04	0.00	0.00	3.47	57

10.39	8.42	87,423	0.08	0.08	0.00	0.00	3.69	31

9.94	0.97	82,521	0.08	0.08	0.00	0.00	3.79	57

10.22	8.61	91,086	0.04	0.04	0.00	0.00	3.64	86

ANNUAL REPORT	DECEMBER 31, 2021	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$2,192,126	$356,652
Investments in Affiliates	17	1,510

Financial Derivative Instruments
Exchange-traded or centrally cleared	367	46
Over the counter	876	12
Cash	0	0
Deposits with counterparty	10,614	2,499
Foreign currency, at value	3,876	228
Receivable for investments sold	293	519
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	276,528	5,315
Receivable for Portfolio shares sold	217	294
Interest and/or dividends receivable	11,530	1,180
Reimbursement receivable from PIMCO	1	1
Other assets	17	0

Total Assets	2,496,462	368,256

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$537,556	$97,753
Payable for sale-buyback transactions	1,870	140,812
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	0	0

Financial Derivative Instruments
Exchange-traded or centrally cleared	776	28
Over the counter	5,651	588
Payable for investments purchased	6,883	0
Payable for TBA investments purchased	397,535	5,311
Deposits from counterparty	1,090	0
Payable for Portfolio shares redeemed	438	878
Distributions payable	4,591	278
Other liabilities	0	0

Total Liabilities	956,390	245,648

Net Assets	$1,540,072	$122,608

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$143	$13
Paid in capital in excess of par	1,652,973	127,094
Distributable earnings (accumulated loss)	(113,044)	(4,499)

Net Assets	$1,540,072	$122,608

Shares Issued and Outstanding	142,995	13,025

Net Asset Value Per Share Outstanding(a)	$10.77	$9.41

Cost of investments in securities	$2,169,029	$357,506
Cost of investments in Affiliates	$17	$1,511
Cost of foreign currency held	$3,857	$224
Proceeds received on short sales	$0	$0
Cost or premiums of financial derivative instruments, net	$1,047	$(1,414)

* Includes repurchase agreements of:	$16,942	$2,028

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Series M	Series R	Series TE

$2,406,028	$376,120	$88,095
156	0	3,011

811	363	0
174	1,641	0
1	1	0
5,482	3,211	172
3,388	1,950	0
139	45	0
0	64	0
1,069,729	10,717	0
88	382	0
10,728	756	752
1	1	1
17	0	0

3,496,742	395,251	92,031

$348,036	$48,406	$0
74,476	62,435	0
0	0	3,378
505,278	0	0

4	300	3
2,720	1,524	0
0	2	0
1,037,391	20,446	0
2,916	599	0
444	76	0
4,660	2,200	318
2	0	22

1,975,927	135,988	3,721

$1,520,815	$259,263	$88,310

$147	$24	$8
1,485,821	271,596	81,066
34,847	(12,357)	7,236

$1,520,815	$259,263	$88,310

147,184	24,019	8,247

$10.33	$10.79	$10.71

$2,370,701	$358,957	$80,724
$157	$0	$3,054
$3,326	$2,118	$0
$505,773	$0	$0
$2,080	$(720)	$0

$1,803	$2,137	$255

ANNUAL REPORT	DECEMBER 31, 2021	25

Statements of Operations

Year Ended December 31, 2021
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest, net of foreign taxes*	$49,040	$3,709
Dividends from Investments in Affiliates	3	3
Total Income	49,043	3,712

Expenses:

Interest expense	266	274
Miscellaneous expense	4	1
Total Expenses	270	275
Waiver and/or Reimbursement by PIMCO	(0)	(0)
Net Expenses	270	275

Net Investment Income (Loss)	48,773	3,437

Net Realized Gain (Loss):

Investments in securities	6,728	288
Investments in Affiliates	0	(1)
Exchange-traded or centrally cleared financial derivative instruments	10,942	352
Over the counter financial derivative instruments	8,933	891
Foreign currency	2,346	91

Net Realized Gain (Loss)	28,949	1,621

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(71,002)	(4,224)
Investments in Affiliates	(1)	(2)
Exchange-traded or centrally cleared financial derivative instruments	(289)	(217)
Over the counter financial derivative instruments	(295)	(291)
Foreign currency assets and liabilities	(145)	32

Net Change in Unrealized Appreciation (Depreciation)	(71,732)	(4,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,990	$356

* Foreign tax withholdings	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$62,934	$13,691	$2,920
5	0	49
62,939	13,691	2,969

118	98	20
6	1	0
124	99	20
(0)	(0)	(0)
124	99	20

62,815	13,592	2,949

(4,528)	2,829	827
(1)	0	0
3,905	(742)	37
8,822	2,653	0
531	198	0

8,729	4,938	864

(32,457)	(2,759)	(1,205)
(2)	0	(43)
(15,788)	(1,614)	37
291	867	0
425	11	0

(47,531)	(3,495)	(1,211)

$24,013	$15,035	$2,602

$9	$0	$0

ANNUAL REPORT	DECEMBER 31, 2021	27

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$48,773	$47,761	$3,437	$3,270
Net realized gain (loss)	28,949	44,238	1,621	985
Net change in unrealized appreciation (depreciation)	(71,732)	47,169	(4,702)	1,340

Net Increase (Decrease) in Net Assets Resulting from Operations	5,990	139,168	356	5,595

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(50,117)	(49,023)	(3,025)	(3,474)

Total Distributions(a)	(50,117)	(49,023)	(3,025)	(3,474)

Portfolio Share Transactions:

Receipts for shares sold	297,211	385,738	61,350	50,802
Issued as reinvestment of distributions	0	0	0	0
Cost of shares redeemed	(298,623)	(324,471)	(44,968)	(23,834)

Net increase (decrease) resulting from Portfolio share transactions	(1,412)	61,267	16,382	26,968

Total Increase (Decrease) in Net Assets	(45,539)	151,412	13,713	29,089

Net Assets:
Beginning of year	1,585,611	1,434,199	108,895	79,806
End of year	$1,540,072	$1,585,611	$122,608	$108,895

Shares of Beneficial Interest:

Shares sold	27,439	36,200	6,396	5,349
Shares redeemed	(27,590)	(30,580)	(4,693)	(2,517)
Net increase (decrease) in shares outstanding	(151)	5,620	1,703	2,832

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$62,815	$57,433	$13,592	$2,978	$2,949	$3,107
8,729	64,142	4,938	1,675	864	(136)
(47,531)	10,205	(3,495)	16,141	(1,211)	3,148

24,013	131,780	15,035	20,794	2,602	6,119

(74,982)	(104,743)	(13,319)	(2,860)	(2,925)	(3,081)

(74,982)	(104,743)	(13,319)	(2,860)	(2,925)	(3,081)

309,678	417,883	169,841	47,094	13,119	17,411
0	1	0	0	0	0
(300,555)	(324,454)	(69,609)	(38,134)	(15,807)	(16,551)

9,123	93,430	100,232	8,960	(2,688)	860

(41,846)	120,467	101,948	26,894	(3,011)	3,898

1,562,661	1,442,194	157,315	130,421	91,321	87,423
$1,520,815	$1,562,661	$259,263	$157,315	$88,310	$91,321

29,274	39,535	15,873	4,627	1,220	1,676
(28,454)	(30,772)	(6,503)	(3,848)	(1,461)	(1,600)
820	8,763	9,370	779	(241)	76

ANNUAL REPORT	DECEMBER 31, 2021	29

Statements of Cash Flows

Year Ended December 31, 2021 (Amounts in thousands†)	Series C	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$5,990	$356	$15,035

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,546,644)	(443,588)	(621,320)
Proceeds from sales of long-term securities	6,571,938	273,780	526,076
(Purchases) Proceeds from sales of short-term portfolio investments, net	28,789	(8,395)	(732)
(Increase) decrease in deposits with counterparty	(8,334)	(720)	(1,153)
(Increase) decrease in receivable for investments sold	866,695	(5,834)	95,727
(Increase) decrease in interest and/or dividends receivable	76	(225)	(147)
(Increase) decrease in dividends receivable from Affiliates	0	1	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	10,672	73	(2,502)
Proceeds from (Payments on) over the counter financial derivative instruments	9,272	919	2,770
Increase (decrease) in payable for investments purchased	(1,424,442)	4,139	(99,417)
Increase (decrease) in deposits from counterparty	(5,982)	(40)	349
Proceeds from (Payments on) foreign currency transactions	2,201	123	209
Increase (decrease) in other liabilities	(1)	0	0
Net Realized (Gain) Loss
Investments in securities	(6,728)	(288)	(2,829)
Investments in Affiliates	0	1	0
Exchange-traded or centrally cleared financial derivative instruments	(10,942)	(352)	742
Over the counter financial derivative instruments	(8,933)	(891)	(2,653)
Foreign currency	(2,346)	(91)	(198)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	71,002	4,224	2,759
Investments in Affiliates	1	2	0
Exchange-traded or centrally cleared financial derivative instruments	289	217	1,614
Over the counter financial derivative instruments	295	291	(867)
Foreign currency assets and liabilities	145	(32)	(11)
Net amortization (accretion) on investments	1,906	1,116	2,446
Net Cash Provided by (Used for) Operating Activities	(445,081)	(175,214)	(84,102)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	298,079	61,918	169,805
Payments on shares redeemed	(298,597)	(44,092)	(69,794)
Cash distributions paid	(49,765)	(2,954)	(11,256)
Proceeds from reverse repurchase agreements	9,025,378	252,771	55,118
Payments on reverse repurchase agreements	(8,533,907)	(231,037)	(8,162)
Proceeds from sale-buyback transactions	5,107,752	6,807,652	5,502,762
Payments on sale-buyback transactions	(5,105,882)	(6,669,047)	(5,553,414)
Net Cash Received from (Used for) Financing Activities	443,058	175,211	85,059

Net Increase (Decrease) in Cash and Foreign Currency	(2,023)	(3)	957

Cash and Foreign Currency:

Beginning of year	5,899	231	994
End of year	$3,876	$228	$1,951

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$244	$189	$92

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$3,400	$3,530

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,200	1,272

Twin River Worldwide Holdings, Inc.
3.750% (LIBOR03M + 3.250%) due 10/02/2028 ~		6,000	6,008

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		3,883	3,904

Zephyrus Capital Aviation Partners LLC
TBD% due 10/15/2038		4,623	4,465

Total Loan Participations and Assignments (Cost $19,117)			19,179

CORPORATE BONDS & NOTES 47.8%

BANKING & FINANCE 30.6%

American Assets Trust LP
3.375% due 02/01/2031		4,000	4,089

Ares Finance Co. LLC
3.250% due 06/15/2030		4,950	5,114

Aviation Capital Group LLC
3.500% due 11/01/2027		1,300	1,335

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6,141	5,970

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(c)(d)	EUR	1,200	1,453

Bank of America Corp.
3.419% due 12/20/2028 •		$25,728	27,486

Barclays Bank PLC
7.625% due 11/21/2022 (d)		2,952	3,115

Barclays PLC
2.894% due 11/24/2032 •		6,900	6,954
4.375% due 03/15/2028 •(c)(d)		200	196
7.250% due 03/15/2023 •(c)(d)	GBP	800	1,134
7.750% due 09/15/2023 •(c)(d)		$600	645
7.875% due 03/15/2022 •(c)(d)		1,000	1,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 09/15/2022 •(c)(d)	GBP	2,000	$2,824

BNP Paribas S.A.
1.904% due 09/30/2028 •		$8,000	7,816
4.400% due 08/14/2028		14,700	16,488
4.500% due 02/25/2030 •(c)(d)(g)		900	902
4.625% due 02/25/2031 •(c)(d)		1,900	1,911

BPCE S.A.
5.150% due 07/21/2024		1,000	1,084

Brookfield Finance, Inc.
3.500% due 03/30/2051		7,100	7,462

CaixaBank S.A.
3.625% due 09/14/2028 •(c)(d)	EUR	200	216

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		$4,000	4,278

CI Financial Corp.
3.200% due 12/17/2030		3,200	3,287

Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,300	6,830

Credit Agricole S.A.
7.500% due 06/23/2026 •(c)(d)	GBP	100	155

Credit Suisse AG
6.500% due 08/08/2023 (d)		$7,466	8,053

Credit Suisse Group AG
7.500% due 07/17/2023 •(c)(d)		10,000	10,593

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	3,352

CyrusOne LP
1.450% due 01/22/2027	EUR	350	407

Deutsche Bank AG
2.129% due 11/24/2026 •(e)		$1,400	1,398
2.311% due 11/16/2027 •		9,500	9,501
3.729% due 01/14/2032 •(e)		1,200	1,228
3.961% due 11/26/2025 •		9,000	9,510
5.625% due 05/19/2031 •	EUR	200	267

Discover Financial Services
4.500% due 01/30/2026		$7,000	7,678

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		1,611	1,595

Erste Group Bank AG
6.500% due 04/15/2024 •(c)(d)	EUR	400	503

Fairfax Financial Holdings Ltd.
4.230% due 06/14/2029	CAD	300	255

First American Financial Corp.
4.000% due 05/15/2030		$3,850	4,222

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	31

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FleetBoston Financial Corp.
6.875% due 01/15/2028		$2,120	$2,657

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	4,900	6,686
3.096% due 05/04/2023		$1,000	1,020
3.550% due 10/07/2022		5,000	5,082
3.810% due 01/09/2024		2,000	2,077
4.375% due 08/06/2023		7,000	7,292
5.584% due 03/18/2024		400	432

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,200	1,189

GLP Capital LP
4.000% due 01/15/2030		2,278	2,414
5.250% due 06/01/2025		2,450	2,686
5.300% due 01/15/2029		3,150	3,580

Goldman Sachs Group, Inc.
3.850% due 01/26/2027		25,000	26,884

Golub Capital BDC, Inc.
2.050% due 02/15/2027		4,000	3,844

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,458

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	4,485
5.875% due 09/28/2026 •(c)(d)	GBP	11,800	17,260
6.000% due 09/29/2023 •(c)(d)	EUR	200	247
6.375% due 09/17/2024 •(c)(d)		$1,200	1,289
6.500% due 03/23/2028 •(c)(d)		400	441

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	10,629
5.500% due 03/01/2028 •(c)(d)	EUR	250	311
5.875% due 09/01/2031 •(c)(d)		250	326

Jyske Realkredit A/S
1.500% due 10/01/2053	DKK	3,500	525

KKR Financial Holdings LLC
5.400% due 05/23/2033		$9,000	9,389

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		2,000	1,883

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		7,100	8,027

Maple Grove Funding Trust
4.161% due 08/15/2051		8,000	8,263

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	5,601

Morgan Stanley
3.591% due 07/22/2028 •		12,000	12,947
7.500% due 04/02/2032 þ(e)		7,000	5,711

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	1,600	$2,266

New York Life Insurance Co.
4.450% due 05/15/2069		$7,000	8,948

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		1,900	1,920
2.750% due 03/09/2028		3,000	2,981
3.875% due 09/21/2023		1,600	1,665

Nordea Bank Abp
3.750% due 03/01/2029 •(c)(d)		5,850	5,560
6.625% due 03/26/2026 •(c)(d)		5,000	5,700

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	8,000	1,171
1.500% due 10/01/2053		25,600	3,824

Nykredit Realkredit A/S
1.000% due 10/01/2050		161,200	23,556
1.000% due 10/01/2053		12,100	1,738
1.500% due 10/01/2053		35,800	5,355

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		$2,152	2,309

Realkredit Danmark A/S
1.000% due 10/01/2050	DKK	82,500	12,036
1.000% due 10/01/2053		15,900	2,285
1.500% due 10/01/2053		15,000	2,244

Sammons Financial Group, Inc.
3.350% due 04/16/2031		$3,000	3,026

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(c)(d)	GBP	600	832

Sitka Holdings LLC
5.250% due 07/06/2026 •		$2,400	2,457

Societe Generale S.A.
5.375% due 11/18/2030 •(c)(d)		5,400	5,686

Standard Chartered PLC
7.500% due 04/02/2022 •(c)(d)		400	406

Synchrony Financial
3.950% due 12/01/2027		1,100	1,182

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		6,500	6,797

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	371	639
5.744% due 04/13/2040		1,034	1,806
5.801% due 10/13/2040		6,768	11,887

UBS AG
7.625% due 08/17/2022 (d)		$4,800	4,986

UBS Group AG
4.375% due 02/10/2031 •(c)(d)		600	594

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/19/2022 •(c)(d)	EUR	2,500	$2,871

UniCredit SpA
9.250% due 06/03/2022 •(c)(d)		1,200	1,419

Wells Fargo & Co.
2.879% due 10/30/2030 •		$10,000	10,406
4.150% due 01/24/2029		5,400	6,050

			471,557

INDUSTRIALS 14.6%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		2,204	2,293
5.000% due 06/15/2025		3,382	3,452

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		3,133	3,431

American Airlines Pass-Through Trust
3.200% due 12/15/2029		1,682	1,695
3.375% due 11/01/2028		5,801	5,760
3.575% due 07/15/2029		2,057	2,094
3.650% due 08/15/2030		2,734	2,861
3.700% due 04/01/2028		2,595	2,638

American Airlines, Inc.
5.500% due 04/20/2026		3,900	4,062
5.750% due 04/20/2029		1,600	1,713

Ashtead Capital, Inc.
4.250% due 11/01/2029		1,600	1,708

Bacardi Ltd.
4.450% due 05/15/2025		6,300	6,832

Bayer U.S. Finance LLC
4.375% due 12/15/2028		6,900	7,714

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,823	2,916

Broadcom, Inc.
3.137% due 11/15/2035		200	201
3.187% due 11/15/2036		300	300

CDW LLC
2.670% due 12/01/2026		4,200	4,311

Charter Communications Operating LLC
4.908% due 07/23/2025		762	840
5.125% due 07/01/2049		2,000	2,326

Citrix Systems, Inc.
3.300% due 03/01/2030		2,350	2,387

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,443	1,498

DAE Funding LLC
1.625% due 02/15/2024		4,200	4,127
2.625% due 03/20/2025		1,000	1,007

Dell International LLC
4.900% due 10/01/2026		1,000	1,127
5.300% due 10/01/2029		1,000	1,173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.850% due 07/15/2025		$1,300	$1,475
6.020% due 06/15/2026		3,700	4,281
6.200% due 07/15/2030		2,000	2,526

Ecopetrol S.A.
5.875% due 09/18/2023		3,400	3,608

Energy Transfer LP
3.750% due 05/15/2030		450	477
4.050% due 03/15/2025		500	530
5.250% due 04/15/2029		11,400	13,069

EQM Midstream Partners LP
4.125% due 12/01/2026		800	821

Expedia Group, Inc.
6.250% due 05/01/2025		1,318	1,488

Ferguson Finance PLC
3.250% due 06/02/2030		2,500	2,631

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,600	3,050

Huntsman International LLC
4.500% due 05/01/2029		$1,700	1,881

Hyatt Hotels Corp.
1.800% due 10/01/2024		3,700	3,704

Imperial Brands Finance PLC
3.875% due 07/26/2029		4,000	4,242

Kansas City Southern
4.200% due 11/15/2069		4,600	5,454

Las Vegas Sands Corp.
3.200% due 08/08/2024		2,600	2,649
3.500% due 08/18/2026		5,050	5,117

Lundin Energy Finance BV
2.000% due 07/15/2026		1,300	1,292

Magellan Health, Inc.
4.900% due 09/22/2024		8,500	9,210

Marvell Technology, Inc.
4.875% due 06/22/2028		5,500	6,306

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		400	389

Mileage Plus Holdings LLC
6.500% due 06/20/2027		2,000	2,138

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	2,098
4.345% due 09/17/2027		2,900	3,133
4.810% due 09/17/2030		700	784

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		36	36

Ooredoo International Finance Ltd.
5.000% due 10/19/2025		4,500	5,063

Rolls-Royce PLC
3.625% due 10/14/2025		200	203
4.625% due 02/16/2026	EUR	300	379
5.750% due 10/15/2027	GBP	1,100	1,659

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
2.300% due 03/08/2027	$2,700	$2,545
2.850% due 03/08/2029	5,200	4,901
3.250% due 08/08/2031	4,700	4,423

Studio City Finance Ltd.
5.000% due 01/15/2029	1,000	896

Syngenta Finance NV
4.441% due 04/24/2023	2,500	2,585

T-Mobile USA, Inc.
2.625% due 04/15/2026	2,200	2,214

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,800	3,864

Trustees of the University of Pennsylvania
3.610% due 02/15/2119	6,500	7,575

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	561	567

United Airlines Pass-Through Trust
2.700% due 11/01/2033	4,678	4,655
2.875% due 04/07/2030	1,656	1,691
3.450% due 01/07/2030	1,775	1,803
4.000% due 10/11/2027	1,124	1,179
4.150% due 10/11/2025	989	1,026
5.875% due 04/15/2029	10,930	11,993

United Airlines, Inc.
4.625% due 04/15/2029	1,000	1,033

Vmed O2 UK Financing PLC
4.750% due 07/15/2031	6,000	6,086

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030	1,300	1,423

Weir Group PLC
2.200% due 05/13/2026	3,400	3,356

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	1,400	1,593

Wynn Macau Ltd.
5.125% due 12/15/2029	200	182
5.625% due 08/26/2028	1,200	1,113

		224,862

UTILITIES 2.6%

AT&T, Inc.
3.650% due 06/01/2051	10,000	10,379

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,500	2,877

Jersey Central Power & Light Co.
4.700% due 04/01/2024	785	835

ONEOK, Inc.
2.750% due 09/01/2024	2,000	2,057

Pacific Gas & Electric Co.
3.300% due 12/01/2027	2,800	2,848
3.500% due 06/15/2025	1,200	1,247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 07/01/2028	$1,800	$1,873
3.950% due 12/01/2047	2,400	2,318
4.300% due 03/15/2045	700	709
4.500% due 07/01/2040	1,800	1,878
4.550% due 07/01/2030	3,400	3,680

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031	3,500	3,527

Toledo Edison Co.
2.650% due 05/01/2028	5,500	5,588

		39,816

Total Corporate Bonds & Notes (Cost $703,346)		736,235

MUNICIPAL BONDS & NOTES 3.4%

CALIFORNIA 1.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	3,300	3,350
3.714% due 06/01/2041	4,500	4,516

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025	2,800	2,819

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	4,418

		15,103

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	50	50

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	130

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,379

		1,559

NEW JERSEY 0.4%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	5,956

NEW YORK 0.8%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	11,700	12,313

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$2,735	$2,758

VIRGINIA 0.4%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,500	6,001

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	9,000	9,407

Total Municipal Bonds & Notes (Cost $49,524)		53,097

U.S. GOVERNMENT AGENCIES 7.9%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	28	31

Ginnie Mae, TBA
2.500% due 02/01/2052	77,400	79,096

Uniform Mortgage-Backed Security
4.000% due 09/01/2048	365	388
4.500% due 08/01/2039 - 11/01/2041	123	135

Uniform Mortgage-Backed Security, TBA
2.000% due 02/01/2037	36,500	37,314
4.000% due 02/01/2052	4,800	5,103

Total U.S. Government Agencies (Cost $121,814)		122,067

U.S. TREASURY OBLIGATIONS 37.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (g)(k)	22,700	20,694
1.750% due 08/15/2041 (g)(k)	100,000	96,984
2.000% due 11/15/2041 (g)	85,000	85,996

U.S. Treasury Notes
0.625% due 12/31/2027 (g)(i)(k)	50,000	47,854
0.625% due 05/15/2030 (g)	72,600	67,898
0.750% due 01/31/2028 (g)(i)(k)	160,700	154,787
0.875% due 11/15/2030 (g)(i)	5,000	4,755
1.250% due 04/30/2028 (g)(i)(k)	56,900	56,395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 10/31/2028 (g)(i)(k)		$38,330	$38,186

Total U.S. Treasury Obligations (Cost $589,670)			573,549

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%

Banc of America Funding Trust
3.417% due 01/20/2047 ^~		27	27

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 10/25/2033 ~		10	10
2.668% due 05/25/2034 ~		21	20

Bear Stearns ALT-A Trust
2.922% due 02/25/2036 ^~		378	316

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		1,557	1,600

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •		46	48
2.210% due 09/25/2035 •		30	31

Commercial Mortgage Trust
1.400% due 12/15/2038 •		9,700	9,724

Countrywide Alternative Loan Trust
0.502% due 05/25/2036 •		34	32
6.000% due 08/25/2034		3,855	3,998

Countrywide Home Loan Mortgage Pass-Through Trust
0.742% due 03/25/2035 •		59	53
3.008% due 08/25/2034 ^~		2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.116% due 07/25/2033 ~		1	1

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		2,973	2,982

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		6,574	6,510
2.691% due 03/25/2060 ~		7,107	7,137

Downey Savings & Loan Association Mortgage Loan Trust
0.624% due 08/19/2045 •		357	347
2.487% due 07/19/2044 ~		268	266

Eurosail PLC
1.045% due 06/13/2045 •	GBP	1,334	1,805

Finsbury Square
0.894% due 12/16/2071 •		8,000	10,847

Finsbury Square PLC
0.849% due 03/16/2070 •		6,552	8,890

GreenPoint Mortgage Funding Trust
0.562% due 06/25/2045 •		$913	789

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.450% due 10/25/2033 ~		$1	$1

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •		6	6
2.749% due 09/25/2035 ~		71	73
2.851% due 09/25/2035 ~		65	67

HarborView Mortgage Loan Trust
0.294% due 01/19/2038 •		91	89
0.784% due 06/20/2035 •		154	151

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •	GBP	1,144	1,553

HomeBanc Mortgage Trust
0.622% due 01/25/2036 •		$351	349

JP Morgan Mortgage Trust
1.815% due 11/25/2033 ~		12	12
2.301% due 07/25/2035 ~		69	72
2.419% due 07/25/2035 ~		136	140
2.577% due 02/25/2035 ~		6	6

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		3,062	3,061

LUXE Commercial Mortgage Trust
1.160% due 10/15/2038 •		10,200	10,212

MFA Trust
1.381% due 04/25/2065 ~		2,688	2,680
1.947% due 04/25/2065 ~		2,733	2,735

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~		5,000	5,033

Morgan Stanley Mortgage Loan Trust
2.481% due 08/25/2034 ~		420	433

Natixis Commercial Mortgage Securities Trust
1.060% due 08/15/2038 •		1,200	1,201

New York Mortgage Trust
1.670% due 08/25/2061 þ		6,293	6,227

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		3,595	3,554

RBSSP Resecuritization Trust
0.592% due 04/26/2037 •		134	134

Residential Accredit Loans, Inc. Trust
0.522% due 04/25/2046 •		736	276

Residential Mortgage Securities PLC
1.298% due 06/20/2070 •	GBP	8,320	11,370

Structured Adjustable Rate Mortgage Loan Trust
2.431% due 02/25/2034 ~		$16	16

Structured Asset Mortgage Investments Trust
0.722% due 09/25/2045 •		361	362

Towd Point Mortgage Funding
0.950% due 07/20/2045 •	GBP	11,298	15,323

Uropa Securities PLC
0.283% due 06/10/2059 •		5,021	6,655
0.433% due 06/10/2059 •		1,375	1,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.633% due 06/10/2059 •	GBP	1,075	$1,432
0.833% due 06/10/2059 •		1,145	1,520

WaMu Mortgage Pass-Through Certificates Trust
0.722% due 01/25/2045 •		$35	35
0.843% due 11/25/2034 •		453	440
1.082% due 02/25/2046 •		296	299

Warwick Finance Residential Mortgages PLC
0.998% due 12/21/2049 •	GBP	927	1,257

Wells Fargo Mortgage-Backed Securities Trust
2.564% due 10/25/2037 ~		$2,534	2,484

Total Non-Agency Mortgage-Backed Securities (Cost $132,521)			136,517

ASSET-BACKED SECURITIES 25.9%

AASET Trust
2.798% due 01/15/2047		6,500	6,469

ACE Securities Corp. Home Equity Loan Trust
0.882% due 04/25/2034 •		284	281

ACREC Ltd.
1.254% due 10/16/2036 •		2,000	1,997

Ameriquest Mortgage Securities Trust
0.687% due 03/25/2036 •		33	33

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.017% due 01/25/2035 •		4,131	4,141
1.122% due 01/25/2035 •		1,269	1,268

Apex Credit CLO Ltd.
1.204% due 09/20/2029 •		3,500	3,491

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	7,158	8,157

Arbor Realty Commercial Real Estate Notes Ltd.
1.440% due 11/15/2036 •		$7,600	7,615

Atrium Corp.
0.958% due 04/22/2027 •		5,602	5,605

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	6,842	7,780

Bear Stearns Asset-Backed Securities Trust
0.302% due 12/25/2036 •		$146	146
0.837% due 09/25/2035 •		4,680	4,678
1.102% due 10/25/2037 •		43	43

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	8,092	9,218
0.830% due 04/15/2034 •		6,000	6,819
0.910% due 01/15/2033 •		7,550	8,603

BNPP AM Euro CLO
0.600% due 04/15/2031 •		1,800	2,042

Cairn CLO DAC
0.600% due 04/30/2031 •		6,000	6,826
0.670% due 01/31/2030 •		5,257	5,982

Centex Home Equity Loan Trust
1.063% due 10/25/2035 •		$4,279	4,287

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CLNC Ltd.
1.414% due 08/20/2035 •		$15,000	$15,007

Conseco Finance Corp.
6.530% due 02/01/2031 ~		1,248	1,191

Crestline Denali CLO Ltd.
1.264% due 10/23/2031 •		12,800	12,801

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	4,500	5,102

ECAF Ltd.
3.473% due 06/15/2040		$133	128
4.947% due 06/15/2040		379	348

ECMC Group Student Loan Trust
0.853% due 02/27/2068 •		6,025	6,024

First NLC Trust
0.807% due 12/25/2035 •		53	53

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		8,880	8,880

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 •	EUR	3,200	3,647

GSAMP Trust
0.882% due 07/25/2045 •		$2,317	2,321

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	648	738
0.640% due 10/15/2031 •		7,500	8,496

Jubilee CLO BV
0.197% due 12/15/2029 •		12,485	14,204

LCCM Trust
1.550% due 11/15/2038 •		$5,000	5,003

MACH Cayman Ltd.
3.474% due 10/15/2039		1,945	1,907

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	3,000	3,416
0.690% due 12/15/2031 •		7,300	8,287

Marble Point CLO Ltd.
1.164% due 10/15/2030 •		$5,200	5,200

Merrill Lynch Mortgage Investors Trust
0.342% due 02/25/2037 •		149	63

METAL LLC
4.581% due 10/15/2042		1,974	1,783

Morgan Stanley ABS Capital, Inc. Trust
0.747% due 09/25/2035 •		90	90
1.352% due 07/25/2037 •		7,000	6,998

Morgan Stanley Mortgage Loan Trust
0.822% due 04/25/2037 •		97	39

Navient Private Education Loan Trust
1.560% due 07/16/2040 •		2,429	2,441

Navient Student Loan Trust
1.153% due 12/27/2066 •		12,762	12,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.987% due 09/25/2035 •		$477	$479

OCP CLO Ltd.
0.924% due 07/15/2027 •		29	29

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	7,200	8,128

OZLM Ltd.
1.232% due 10/20/2031 •		$2,000	2,000

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		4,692	4,673

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		8,500	8,504

PRET LLC
1.868% due 07/25/2051 þ		5,223	5,189

Progress Residential Trust
2.393% due 12/17/2038		2,100	2,116

Residential Asset Securities Corp. Trust
0.792% due 11/25/2035 •		2,132	2,128
0.822% due 01/25/2036 •		1,500	1,493
1.062% due 08/25/2035 •		6,189	6,181

S-Jets Ltd.
3.967% due 08/15/2042		4,420	4,312

Securitized Asset-Backed Receivables LLC Trust
0.882% due 02/25/2034 •		9,391	9,355

Segovia European CLO DAC
0.770% due 01/18/2031 •	EUR	1,050	1,197

Sound Point CLO Ltd.
1.024% due 01/23/2029 •		$13,800	13,800
1.104% due 07/25/2030 •		11,700	11,707
1.182% due 10/20/2028 •		8,576	8,578

Starwood Commercial Mortgage Trust
1.309% due 04/18/2038 •		7,800	7,800

Steele Creek CLO Ltd.
1.060% due 05/21/2029 •		3,878	3,880

Stonepeak ABS
2.301% due 02/28/2033		1,700	1,685

Structured Asset Investment Loan Trust
0.807% due 03/25/2034 •		2,019	1,985

Symphony CLO Ltd.
1.004% due 04/15/2028 •		6,233	6,227

Telos CLO Ltd.
1.072% due 04/17/2028 •		586	586

TICP CLO Ltd.
0.972% due 04/20/2028 •		7,178	7,177

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	2,500	2,849

Towd Point Mortgage Trust
1.102% due 10/25/2059 •		$6,322	6,360

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.004% due 04/15/2027 •		$17,985	$17,983
1.032% due 10/20/2028 •		7,439	7,440
1.152% due 04/20/2029 •		20,087	20,097

WAVE LLC
3.597% due 09/15/2044		2,213	2,169

Wells Fargo Home Equity Asset-Backed Securities Trust
1.152% due 10/25/2034 •		112	113

Total Asset-Backed Securities (Cost $402,403)			398,745

SOVEREIGN ISSUES 1.2%

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,200	5,541

Singapore Government International Bond
2.750% due 04/01/2042	SGD	15,050	12,431

Total Sovereign Issues (Cost $18,966)			17,972

		SHARES
PREFERRED SECURITIES 7.6%

BANKING & FINANCE 7.0%

American Express Co.
3.550% due 09/15/2026 •(c)		3,600,000	3,612

Banco Santander S.A.
6.750% due 04/25/2022 •(c)(d)		200,000	233

Bank of America Corp.
5.875% due 03/15/2028 •(c)		6,700,000	7,462

CaixaBank S.A.
6.000% due 07/18/2022 •(c)(d)		400,000	469
6.750% due 06/13/2024 •(c)(d)		200,000	253

Capital Farm Credit ACA
5.000% due 03/15/2026 •(c)		4,700,000	4,794

Charles Schwab Corp.
4.000% due 12/01/2030 •(c)		11,900,000	12,034

	SHARES	MARKET VALUE (000S)
4.625% due 03/01/2022 •(c)	4,503,000	$4,511
5.000% due 12/01/2027 •(c)	5,000,000	5,193
5.375% due 06/01/2025 •(c)	1,000,000	1,093

Citigroup, Inc.
3.875% due 02/18/2026 •(c)	5,300,000	5,313

CoBank ACB
4.250% due 01/01/2027 •(c)	2,000,000	2,050

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(c)	2,300,000	2,294

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 04/30/2022 ~(c)	15,109,000	15,185
5.000% due 08/01/2024 •(c)	3,600,000	3,701

MetLife Capital Trust
7.875% due 12/15/2067	600,000	821

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(c)	5,000,000	4,934

State Street Corp.
5.625% due 12/15/2023 •(c)(g)	14,000,000	14,429

Truist Financial Corp.
5.100% due 03/01/2030 •(c)	5,000,000	5,600

Wells Fargo & Co.
5.900% due 06/15/2024 •(c)	12,700,000	13,408

		107,389

INDUSTRIALS 0.6%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(c)	9,000,000	8,955

Total Preferred Securities (Cost $113,247)		116,344

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (f) 1.1%
		16,942

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.061% due 03/24/2022 (a)(b)(k)	$1,479	$1,479

Total Short-Term Instruments (Cost $18,421)		18,421

Total Investments in Securities (Cost $2,169,029)		2,192,126

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	1,745	17

Total Short-Term Instruments (Cost $17)		17

Total Investments in Affiliates (Cost $17)		17

SHARES	MARKET VALUE (000S)
Total Investments 142.3% (Cost $2,169,046)	$2,192,143

Financial Derivative Instruments (h)(j) (0.3)% (Cost or Premiums, net $1,047)	(5,184)

Other Assets and Liabilities, net (42.0)%	(646,887)

Net Assets 100.0%	$1,540,072

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,400	$1,398	0.09%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	1,200	1,228	0.08
Morgan Stanley	7.500	04/02/2032	02/11/2020	6,036	5,711	0.37

				$8,636	$8,337	0.54%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$16,942	U.S. Treasury Notes 1.250% due 03/31/2028	$(17,281)	$16,942	$16,942

Total Repurchase Agreements						$(17,281)	$16,942	$16,942

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.080%	11/23/2021	01/20/2022		$(95,057)	$(95,065)
	0.080	12/06/2021	01/20/2022		(51,476)	(51,479)
DEU	0.100	12/28/2021	01/04/2022		(5,191)	(5,191)
	0.110	12/08/2021	01/07/2022		(124,537)	(124,547)
GRE	0.120	12/07/2021	01/07/2022		(4,929)	(4,929)
	0.120	12/09/2021	01/05/2022		(21,718)	(21,720)
	0.120	12/14/2021	01/04/2022		(5,265)	(5,266)
JPS	(0.070)	11/08/2021	01/10/2022		(9,835)	(9,834)
	(0.030)	12/28/2021	01/04/2022		(86,275)	(86,275)
	0.110	12/27/2021	01/03/2022		(118,041)	(118,043)
NOM	0.120	12/15/2021	01/13/2022		(14,486)	(14,487)
SAL	(0.100)	11/18/2021	TBD	(2)	(720)	(720)

Total Reverse Repurchase Agreements						$(537,556)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	0.020%	12/13/2021	01/10/2022	$(1,870)	$(1,870)

Total Sale-Buyback Transactions					$(1,870)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(146,544)	$0	$(146,544)	$146,295	$(249)
DEU	0	(129,738)	0	(129,738)	129,641	(97)
FICC	16,942	0	0	16,942	(17,281)	(339)

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
GRE	$0	$(31,915)	$0	$(31,915)	$31,746	$(169)
JPS	0	(214,152)	0	(214,152)	214,927	775
NOM	0	(14,487)	0	(14,487)	14,335	(152)
SAL	0	(720)	0	(720)	902	182

Master Securities Forward Transaction Agreement
BCY	0	0	(1,870)	(1,870)	1,861	(9)

Total Borrowings and Other Financing Transactions	$16,942	$(537,556)	$(1,870)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(720)	$(720)
U.S. Treasury Obligations	0	(527,002)	0	0	(527,002)
Preferred Securities	0	(9,834)	0	0	(9,834)

Total	$0	$(536,836)	$0	$(720)	$(537,556)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,870)	0	0	(1,870)

Total	$0	$(1,870)	$0	$0	$(1,870)

Total Borrowings	$0	$(538,706)	$0	$(720)	$(539,426)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(539,426)

(g)	Securities with an aggregate market value of $539,805 and cash of $313 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(397,562) at a weighted average interest rate of 0.058%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2022	1,945	$253,762	$27	$122	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2022	171	$(33,363)	$608	$27	$0
United Kingdom Long Gilt March Futures	03/2022	1,413	(238,880)	827	0	(765)

				$1,435	$27	$(765)

Total Futures Contracts				$1,462	$149	$(765)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	(1.000)%	Quarterly	03/20/2022	0.244%		$1,900	$4	$0	$4	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.510		3,700	(140)	203	63	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.679		700	10	1	11	0	0
Auchan Holding S.A.	1.000	Quarterly	12/20/2027	1.059	EUR	1,400	(81)	76	(5)	0	(2)
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.277		$23,800	173	5	178	2	0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.248	EUR	7,400	49	17	66	1	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.388		$1,700	5	1	6	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.035		1,100	(5)	4	(1)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.405	EUR	2,000	(8)	(45)	(53)	0	(2)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.504		2,000	(12)	(59)	(71)	0	(2)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.292		$20,000	145	1	146	1	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.816		3,500	(44)	70	26	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.299		5,800	(201)	284	83	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.360		3,400	(5)	60	55	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.400		1,400	(22)	47	25	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.614		400	3	4	7	0	0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.257		20,000	150	3	153	1	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.319		3,200	22	1	23	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.889	EUR	1,700	5	10	15	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.582		$1,400	32	(3)	29	0	0

							$80	$680	$760	$6	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$4,000	$99	$0	$99	$2	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	84,800	2,005	99	2,104	37	0

					$2,104	$99	$2,203	$39	$0

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250%	Semi-Annual	09/15/2031	SGD	28,000	$(132)	$422	$290	$74	$0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	625,400	(170)	(920)	(1,090)	0	(1)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		35,200	0	(51)	(51)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		36,400	0	(50)	(50)	0	0
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	232,300	217	(2,202)	(1,985)	62	0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(1,164)	(1,158)	25	0
Pay	CPURNSA	2.597	Maturity	07/09/2026		$6,000	0	(277)	(277)	6	0
Pay	CPURNSA	2.573	Maturity	07/13/2026		6,000	0	(279)	(279)	6	0

							$(79)	$(4,521)	$(4,600)	$173	$(1)

Total Swap Agreements							$2,105	$(3,742)	$(1,637)	$218	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$149	$218	$367	$0	$(765)	$(11)	$(776)

(i)

Securities with an aggregate market value of $41,156 and cash of $10,301 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2022	CAD	1,501	$	1,175	$0	$(11)
	01/2022	$	543	MXN	11,314	8	0
	01/2022		57	TWD	1,574	0	0
	02/2022	INR	1,341	$	18	0	0
	02/2022	$	91	PLN	348	0	(5)
	03/2022	MXN	11,314	$	538	0	(9)
	03/2022	SGD	2,157		1,574	0	(25)
	04/2022	DKK	2,520		384	0	(2)
BPS	01/2022	AUD	30,000		21,087	0	(740)
	01/2022	CAD	4,044		3,175	0	(22)
	01/2022	EUR	2,403		2,718	0	(18)
	01/2022	IDR	2,351,802		162	0	(3)
	01/2022	MXN	11,314		553	1	0
	01/2022	$	1,161	GBP	872	19	0
	02/2022	INR	2,359	$	31	0	0
	04/2022	DKK	152,795		23,380	48	(104)
	05/2022	$	20	ZAR	320	0	(1)
	08/2022		54		862	0	(2)
	11/2022		38		608	0	(1)
CBK	02/2022		70	PLN	267	0	(4)
	04/2022	DKK	128,415	$	19,795	157	(58)
DUB	01/2022	$	1,511	CAD	1,950	30	0
	02/2022	INR	2,237	$	30	0	(1)
	02/2022	RUB	1,958		26	0	0
	02/2022	$	204	PLN	830	1	0
GLM	01/2022	EUR	869	$	989	0	0
	01/2022	GBP	2,299		3,069	0	(43)
	01/2022	RUB	2,380		33	1	0
	01/2022	$	1,420	GBP	1,053	6	0
	03/2022	RUB	98	$	1	0	0
HUS	01/2022	IDR	5,383,088		371	0	(6)
	01/2022	$	398	CAD	515	9	0
	01/2022		3,140	GBP	2,349	40	0
	01/2022		715	TWD	19,845	3	0
	02/2022	COP	2,774,539	$	730	50	0
	03/2022	RUB	239		3	0	0
	03/2022	SGD	6,885		5,026	0	(81)
	04/2022	DKK	18,855		2,949	57	0
IND	02/2022	$	101	ZAR	1,576	0	(3)
JPM	01/2022	IDR	454,580	$	32	0	0
	01/2022	$	295	AUD	409	3	0
	02/2022	INR	4,501	$	60	0	(1)
	03/2022	SGD	8,866		6,468	0	(109)
	03/2022	$	182	KRW	215,137	0	(1)
	04/2022	DKK	42,095	$	6,441	0	(15)
MYI	01/2022	IDR	1,238,414		85	0	(1)
	01/2022	$	17,325	AUD	23,999	136	0
SCX	01/2022	EUR	111,899	$	126,140	0	(1,257)
	01/2022	GBP	85,164		112,769	0	(2,505)
	01/2022	JPY	39,268		346	5	0
	01/2022	$	920	AUD	1,291	19	0
	02/2022	EUR	114,302	$	130,059	0	(150)
	02/2022	GBP	85,164		115,343	76	0
	02/2022	JPY	39,273		341	0	0

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	01/2022	$	2,765	AUD	3,863	$45	$0
UAG	01/2022	RUB	533	$	7	0	0
	03/2022		298		4	0	0

Total Forward Foreign Currency Contracts						$714	$(5,178)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	14,400	$(19)	$(9)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	28,400	(37)	(17)
DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	11,800	(13)	(4)
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	11,800	(13)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	14,300	(16)	(10)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	13,300	(22)	(8)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	13,300	(20)	(8)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	14,200	(18)	(8)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	12,200	(23)	(7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	14,200	(18)	(8)

Total Written Options						$(199)	$(83)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.026%	$1,400	$(37)	$(30)	$0	$(67)
BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.618	9,250	(644)	664	20	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.026	2,700	(74)	(54)	0	(128)
BRC	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.551	800	66	(48)	18	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.383	3,000	(52)	20	0	(32)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.026	900	(24)	(19)	0	(43)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.246	200	(7)	6	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.383	2,200	(34)	10	0	(24)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.292	2,300	(21)	46	25	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.483	1,700	(14)	41	27	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.551	500	43	(32)	11	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.026%	$2,000	$(54)	$(41)	$0	$(95)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.812	600	(5)	10	5	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.483	1,400	(12)	34	22	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.686	200	(3)	6	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.913	6,700	13	18	31	0

Total Swap Agreements							$(859)	$631	$162	$(390)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$8	$0	$0	$8	$(52)	$(9)	$(67)	$(128)	$(120)	$29	$(91)
BPS	68	0	20	88	(891)	0	(128)	(1,019)	(931)	581	(350)
BRC	0	0	18	18	0	(17)	0	(17)	1	0	1
CBK	157	0	0	157	(62)	0	(75)	(137)	20	0	20
DUB	31	0	0	31	(1)	(4)	0	(5)	26	0	26
GLM	7	0	0	7	(43)	0	0	(43)	(36)	0	(36)
GST	0	0	63	63	0	(22)	(25)	(47)	16	0	16
HUS	159	0	0	159	(87)	0	0	(87)	72	0	72
IND	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
JPM	3	0	5	8	(126)	(16)	(95)	(237)	(229)	0	(229)
MYC	0	0	56	56	0	(15)	0	(15)	41	(10)	31
MYI	136	0	0	136	(1)	0	0	(1)	135	117	252
SCX	100	0	0	100	(3,912)	0	0	(3,912)	(3,812)	3,035	(777)
TOR	45	0	0	45	0	0	0	0	45	0	45

Total Over the Counter	$714	$0	$162	$876	$(5,178)	$(83)	$(390)	$(5,651)

(k)

Securities with an aggregate market value of $3,762 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$149	$149
Swap Agreements	0	45	0	0	173	218

	$0	$45	$0	$0	$322	$367

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$714	$0	$714
Swap Agreements	0	162	0	0	0	162

	$0	$162	$0	$714	$0	$876

	$0	$207	$0	$714	$322	$1,243

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$765	$765
Swap Agreements	0	10	0	0	1	11

	$0	$10	$0	$0	$766	$776

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,178	$0	$5,178
Written Options	0	83	0	0	0	83
Swap Agreements	0	390	0	0	0	390

	$0	$473	$0	$5,178	$0	$5,651

	$0	$483	$0	$5,178	$766	$6,427

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,989	$8,989
Swap Agreements	0	794	0	0	1,159	1,953

	$0	$794	$0	$0	$10,148	$10,942

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,917	$0	$7,917
Written Options	0	398	0	0	0	398
Swap Agreements	0	620	0	0	(2)	618

	$0	$1,018	$0	$7,917	$(2)	$8,933

	$0	$1,812	$0	$7,917	$10,146	$19,875

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,057	$4,057
Swap Agreements	0	175	0	0	(4,521)	(4,346)

	$0	$175	$0	$0	$(464)	$(289)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$90	$0	$90
Written Options	0	116	0	0	0	116
Swap Agreements	0	(501)	0	0	0	(501)

	$0	$(385)	$0	$90	$0	$(295)

	$0	$(210)	$0	$90	$(464)	$(584)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$19,179	$0	$19,179
Corporate Bonds & Notes
Banking & Finance	0	471,557	0	471,557
Industrials	0	224,862	0	224,862
Utilities	0	39,816	0	39,816
Municipal Bonds & Notes
California	0	15,103	0	15,103
Illinois	0	1,559	0	1,559
New Jersey	0	5,956	0	5,956
New York	0	12,313	0	12,313
Texas	0	2,758	0	2,758
Virginia	0	6,001	0	6,001
West Virginia	0	9,407	0	9,407
U.S. Government Agencies	0	122,067	0	122,067
U.S. Treasury Obligations	0	573,549	0	573,549
Non-Agency Mortgage-Backed Securities	0	136,517	0	136,517
Asset-Backed Securities	0	398,745	0	398,745

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Sovereign Issues	$0	$17,972	$0	$17,972
Preferred Securities
Banking & Finance	0	107,389	0	107,389
Industrials	0	8,955	0	8,955
Short-Term Instruments
Repurchase Agreements	0	16,942	0	16,942
U.S. Treasury Bills	0	1,479	0	1,479

	$0	$2,192,126	$0	$2,192,126

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17	$0	$0	$17

Total Investments	$17	$2,192,126	$0	$2,192,143

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	340	0	367
Over the counter	0	876	0	876

	$27	$1,216	$0	$1,243

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(765)	(11)	0	(776)
Over the counter	0	(5,651)	0	(5,651)

	$(765)	$(5,662)	$0	$(6,427)

Total Financial Derivative Instruments	$(738)	$(4,446)	$0	$(5,184)

Totals	$(721)	$2,187,680	$0	$2,186,959

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 290.9%

CORPORATE BONDS & NOTES 97.4%

BANKING & FINANCE 50.7%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$1,200	$1,198
4.500% due 09/15/2023		1,000	1,049

Air Lease Corp.
2.750% due 01/15/2023 (f)		1,300	1,320

Ally Financial, Inc.
1.450% due 10/02/2023 (f)		1,000	1,005

American Tower Corp.
3.375% due 05/15/2024 (f)		1,200	1,254

Aozora Bank Ltd.
2.550% due 09/09/2022 (f)		1,300	1,312

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (f)		400	415

Barclays PLC
1.535% (US0003M + 1.380%) due 05/16/2024 ~(f)		700	709
2.212% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	500	377
4.338% due 05/16/2024 •(f)		$1,600	1,666

BOC Aviation Ltd.
2.750% due 09/18/2022 (f)		300	302
3.000% due 05/23/2022 (f)		1,300	1,307

BPCE S.A.
1.652% due 10/06/2026 •(f)		1,000	987

Cantor Fitzgerald LP
6.500% due 06/17/2022 (f)		2,200	2,255

CIT Group, Inc.
5.000% due 08/15/2022 (f)		1,000	1,024

CK Hutchison International Ltd.
3.250% due 04/11/2024 (f)		1,000	1,042

Credit Suisse Group AG
1.441% (US0003M + 1.240%) due 06/12/2024 ~(f)		700	708

Danske Bank A/S
1.171% due 12/08/2023 •(f)		800	800
1.261% (US0003M + 1.060%) due 09/12/2023 ~(f)		2,400	2,421

Deutsche Bank AG
0.962% due 11/08/2023 (f)		2,000	1,997

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		29	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Abu Dhabi Bank PJSC
0.994% (US0003M + 0.850%) due 08/08/2023 ~(f)		$1,000	$1,005

Five Corners Funding Trust
4.419% due 11/15/2023 (f)		500	530

Ford Motor Credit Co. LLC
3.219% due 01/09/2022 (f)		800	801
4.250% due 09/20/2022 (f)		1,400	1,427
5.596% due 01/07/2022		500	501

FS KKR Capital Corp.
1.650% due 10/12/2024 (f)		1,200	1,178

GA Global Funding Trust
1.250% due 12/08/2023 (f)		1,200	1,200
1.625% due 01/15/2026 (f)		400	397

HSBC Holdings PLC
1.145% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	1,400	1,026
1.581% (US0003M + 1.380%) due 09/12/2026 ~(f)		$2,070	2,128

LeasePlan Corp. NV
2.875% due 10/24/2024 (f)		2,100	2,167

Lloyds Banking Group PLC
1.458% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	1,000	741

Mizuho Financial Group, Inc.
1.435% (BBSW3M + 1.400%) due 07/19/2023 ~		1,500	1,106

Nationwide Building Society
3.622% due 04/26/2023 •(f)		$500	504

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~(f)		1,000	1,004
3.498% due 05/15/2023 •(f)		600	605
4.519% due 06/25/2024 •(f)		900	942

Nissan Motor Acceptance Co. LLC
0.772% (US0003M + 0.650%) due 07/13/2022 ~(f)		1,000	1,001
0.910% due 09/28/2022 •(f)		1,300	1,301
0.910% due 09/28/2022 •		100	100

Nomura Holdings, Inc.
1.851% due 07/16/2025 (f)		600	600
2.648% due 01/16/2025 (f)		1,700	1,750

NTT Finance Corp.
1.162% due 04/03/2026 (f)		2,500	2,455

ORIX Corp.
2.900% due 07/18/2022 (f)		1,200	1,214

Pacific Life Global Funding
1.200% due 06/24/2025 (f)		1,100	1,087

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (f)		$700	$723
5.250% due 08/15/2022 (f)		1,200	1,227

QNB Finance Ltd.
1.132% (US0003M + 1.000%) due 05/02/2022 ~(f)		400	401
1.812% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	1,500	1,103

Scentre Group Trust
3.500% due 02/12/2025 (f)		$800	843

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022 (f)		300	303
3.550% due 04/15/2024 (f)		300	313

Societe Generale S.A.
1.488% due 12/14/2026 •(f)		1,900	1,852

Standard Chartered PLC
1.319% due 10/14/2023 •(f)		300	300

State Bank of India
4.000% due 01/24/2022 (f)		500	501

Stellantis Finance US, Inc.
1.711% due 01/29/2027 (f)		800	787

UBS AG
0.940% (BBSW3M + 0.870%) due 07/30/2025 ~	AUD	2,000	1,471

Wells Fargo & Co.
2.509% due 10/27/2023 (d)	CAD	1,500	1,206
3.184% due 02/08/2024 (d)		1,500	1,222

			62,198

INDUSTRIALS 39.1%

7-Eleven, Inc.
0.950% due 02/10/2026 (f)		$1,000	969

Arrow Electronics, Inc.
3.500% due 04/01/2022 (f)		600	601

BAT Capital Corp.
3.222% due 08/15/2024 (f)		2,600	2,704
3.557% due 08/15/2027		400	420

Berry Global, Inc.
1.570% due 01/15/2026 (f)		1,200	1,176
4.875% due 07/15/2026 (f)		600	622

Boeing Co.
1.433% due 02/04/2024 (f)		4,000	3,996
4.508% due 05/01/2023 (f)		500	522

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (f)		1,100	1,112

Broadcom, Inc.
2.250% due 11/15/2023 (f)		200	204
3.459% due 09/15/2026 (f)		900	959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 04/15/2026 (f)		$1,100	$1,201

Carrier Global Corp.
2.242% due 02/15/2025 (f)		800	820

CenterPoint Energy Resources Corp.
0.673% (US0003M + 0.500%) due 03/02/2023 ~(f)		200	200
0.700% due 03/02/2023 (f)		300	299

Charter Communications Operating LLC
1.782% (US0003M + 1.650%) due 02/01/2024 ~(f)		2,200	2,249
4.500% due 02/01/2024		300	319

Citrix Systems, Inc.
1.250% due 03/01/2026 (f)		400	390

D.R. Horton, Inc.
4.375% due 09/15/2022 (f)		1,000	1,016

DAE Funding LLC
1.550% due 08/01/2024 (f)		600	596

Daimler Canada Finance, Inc.
3.300% due 08/16/2022 (d)	CAD	900	722

Dell International LLC
5.450% due 06/15/2023 (f)		$165	174

Delta Air Lines, Inc.
3.625% due 03/15/2022 (f)		1,400	1,400
7.375% due 01/15/2026 (f)		500	589

Energy Transfer LP
5.000% due 10/01/2022 (f)		2,000	2,040

Gilead Sciences, Inc.
1.200% due 10/01/2027 (f)		700	677

Global Payments, Inc.
1.200% due 03/01/2026 (f)		700	680
1.500% due 11/15/2024 (f)		800	801

Hyundai Capital America
1.150% due 11/10/2022 (f)		700	702
2.850% due 11/01/2022 (f)		300	305

Imperial Brands Finance PLC
3.125% due 07/26/2024 (f)		650	672
3.750% due 07/21/2022 (f)		1,100	1,112

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025 (f)		1,000	979

Kansas City Southern
3.000% due 05/15/2023 (f)		1,500	1,535

Lennar Corp.
4.500% due 04/30/2024 (f)		400	425

MGM Resorts International
7.750% due 03/15/2022 (f)		2,500	2,534

Nissan Motor Co. Ltd.
3.043% due 09/15/2023 (f)		1,000	1,027

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023 (f)		1,000	1,050

PeaceHealth Obligated Group
1.375% due 11/15/2025 (f)		300	298

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petronas Energy Canada Ltd.
2.112% due 03/23/2028 (f)	$1,000	$1,001

Saudi Arabian Oil Co.
1.250% due 11/24/2023 (f)	1,100	1,101
2.875% due 04/16/2024 (f)	1,000	1,034

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (f)	1,100	1,109

Synnex Corp.
1.250% due 08/09/2024 (f)	2,000	1,979

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024 (f)	800	847
4.950% due 09/15/2028	300	341

Woodside Finance Ltd.
3.650% due 03/05/2025 (f)	1,300	1,367
3.700% due 09/15/2026 (f)	1,000	1,065

		47,941

UTILITIES 7.6%

AES Corp.
1.375% due 01/15/2026 (f)	1,300	1,263

FirstEnergy Corp.
3.350% due 07/15/2022	700	703

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	1,500	1,630

Pacific Gas & Electric Co.
1.691% (US0003M + 1.480%) due 06/16/2022 ~(f)	1,000	1,000
1.750% due 06/16/2022 (f)	1,700	1,700
2.100% due 08/01/2027 (f)	200	193
2.950% due 03/01/2026 (f)	100	102
3.250% due 06/15/2023 (f)	100	102
3.400% due 08/15/2024 (f)	200	207
3.850% due 11/15/2023 (f)	100	103

Sprint Communications, Inc.
6.000% due 11/15/2022 (f)	300	313

Systems Energy Resources, Inc.
2.140% due 12/09/2025 (f)	1,700	1,707

Telstra Corp. Ltd.
3.125% due 04/07/2025 (f)	100	105

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025 (f)	100	106

		9,234

Total Corporate Bonds & Notes (Cost $119,227)		119,373

MUNICIPAL BONDS & NOTES 0.8%

ILLINOIS 0.3%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	300	320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.5%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.254% (US0003M) due 10/25/2036 ~		$646	$637

Total Municipal Bonds & Notes (Cost $937)			957

U.S. GOVERNMENT AGENCIES 16.4%

Fannie Mae
0.875% due 12/18/2026 (f)		5,000	4,876
1.330% due 09/25/2022 •		1	2

Federal Home Loan Bank
0.900% due 02/26/2027		2,500	2,434
1.020% due 02/24/2027 (f)		4,000	3,919
1.050% due 08/13/2026		3,000	2,963
1.100% due 08/20/2026 (f)		3,000	2,969

Freddie Mac
1.000% due 09/15/2044		2,034	2,029
2.214% due 07/15/2035 •		783	787

Ginnie Mae
0.554% due 10/20/2037 •		24	24
0.761% due 08/20/2061 •		1	1
0.881% due 05/20/2066 •		124	125

Total U.S. Government Agencies (Cost $20,475)			20,129

U.S. TREASURY OBLIGATIONS 106.4%

U.S. Treasury Notes
0.125% due 05/31/2023 (f)		78,300	77,826
0.750% due 11/15/2024 (f)		40,700	40,477
1.000% due 12/15/2024 (f)		12,200	12,215

Total U.S. Treasury Obligations (Cost $131,181)			130,518

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.1%

AREIT Trust
2.784% due 04/15/2037 •		135	135

Avon Finance PLC
0.948% due 09/20/2048 •	GBP	745	1,012

Banc of America Funding Trust
2.496% due 09/20/2034 ~		$18	18

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.122% due 04/25/2033 ~		$17	$18
2.153% due 01/25/2034 ~		4	4
2.601% due 11/25/2034 ~		21	20

Brass PLC
0.855% due 11/16/2066 •		66	66

BWAY Mortgage Trust
1.360% due 09/15/2036 •		1,400	1,401

BX Commercial Mortgage Trust
0.810% due 01/15/2034 •		1,200	1,193

BXMT Ltd.
1.564% due 11/15/2037 •		1,100	1,101

Citigroup Mortgage Loan Trust
0.900% due 05/25/2051 •		1,054	1,051
2.470% due 10/25/2035 •		3	3

Countrywide Alternative Loan Trust
0.422% due 07/25/2036 •		7	13

Credit Suisse First Boston Mortgage Securities Corp.
2.484% due 06/25/2033 ~		6	6
6.500% due 04/25/2033		19	19

DROP Mortgage Trust
1.260% due 04/15/2026 •		1,500	1,503

Extended Stay America Trust
1.190% due 07/15/2038 •		1,293	1,297

GCAT Trust
1.348% due 05/25/2066 ~		824	816
1.503% due 05/25/2066 ~		824	816

GCT Commercial Mortgage Trust
0.910% due 02/15/2038 •		200	200

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	1,690	2,296

GS Mortgage-Backed Securities Trust
0.900% due 12/25/2051 •		$480	480
0.900% due 02/25/2052 •		1,454	1,457

GSR Mortgage Loan Trust
2.170% due 08/25/2033 •		52	51
2.851% due 09/25/2035 ~		3	3

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •	GBP	679	922

Impac CMB Trust
0.742% due 03/25/2035 •		$189	187
1.103% due 07/25/2033 •		122	121

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		710	704

JP Morgan Mortgage Trust
2.259% due 04/25/2035 ~		60	64
2.490% due 02/25/2034 ~		17	17
2.577% due 02/25/2035 ~		1	1
2.628% due 06/25/2035 ~		5	5
2.718% due 09/25/2034 ~		5	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		$718	$720

LUXE Commercial Mortgage Trust
1.160% due 10/15/2038 •		1,400	1,402

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.590% due 06/15/2030 •		8	8
2.610% due 10/20/2029 •		7	7

Merrill Lynch Mortgage Investors Trust
0.562% due 04/25/2029 •		3	3
0.742% due 10/25/2028 •		2	2
2.834% due 02/25/2035 ~		66	67

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •		1,051	1,050

MFA Trust
1.131% due 07/25/2060 ~		812	800
1.381% due 04/25/2065 ~		269	268

Morgan Stanley Mortgage Loan Trust
2.501% due 11/25/2034 ~		3	3

Morgan Stanley Residential Mortgage Loan Trust
0.900% due 09/25/2051 •		193	192

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		608	606
2.750% due 07/25/2059 ~		659	672
2.750% due 11/25/2059 ~		664	676
3.500% due 12/25/2057 ~		825	844

NYO Commercial Mortgage Trust
1.205% due 11/15/2038 •		1,300	1,296

PFP Ltd.
1.109% due 08/09/2037 •		1,400	1,398

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		539	533

Prime Mortgage Trust
0.502% due 02/25/2034 •		4	4

RESIMAC Bastille Trust
0.753% due 02/03/2053 •		1,057	1,057

Sequoia Mortgage Trust
0.804% due 10/19/2026 •		39	39
0.864% due 10/20/2027 •		5	5

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •	GBP	177	240

Structured Asset Mortgage Investments Trust
0.684% due 07/19/2034 •		$23	23
0.764% due 09/19/2032 •		5	5
4.143% due 06/25/2029 ~		3	3

Thornburg Mortgage Securities Trust
0.742% due 09/25/2043 •		4	4
2.142% due 04/25/2045 ~		10	11

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	282	385

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinity Square PLC
0.900% due 07/15/2059 •	GBP	2,033	$2,761

WaMu Mortgage Pass-Through Certificates Trust
0.642% due 12/25/2045 •		$103	106
0.682% due 10/25/2045 •		16	16
0.843% due 11/25/2034 •		37	36
0.903% due 06/25/2044 •		14	14
1.482% due 06/25/2042 •		3	3

Wells Fargo Commercial Mortgage Trust
0.955% due 12/13/2031 •		1,000	993

Total Non-Agency Mortgage-Backed Securities (Cost $33,221)			33,257

ASSET-BACKED SECURITIES 36.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		498	499

American Money Management Corp. CLO Ltd.
1.107% due 04/14/2029 •		162	162

Amortizing Residential Collateral Trust
1.102% due 10/25/2034 •		138	138

Apex Credit CLO Ltd.
1.204% due 09/20/2029 •		600	599

Apidos CLO
1.052% due 07/17/2030 •		400	400

Assurant CLO Ltd.
1.172% due 10/20/2031 •		600	599

Bear Stearns Asset-Backed Securities Trust
0.902% due 10/27/2032 •		29	29
1.227% due 03/25/2035 •		1,000	1,000
1.302% due 01/25/2045 •		206	207

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,000	2,268

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		800	909

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		700	796

Carlyle U.S. CLO Ltd.
1.132% due 04/20/2031 •		$1,300	1,299

Carrington Mortgage Loan Trust
1.252% due 10/20/2029 •		1,000	1,000

Chase Funding Trust
0.842% due 10/25/2032 •		49	49

Countrywide Asset-Backed Certificates Trust
0.812% due 05/25/2036 •		500	499

Delta Funding Home Equity Loan Trust
0.930% due 09/15/2029 •		5	5

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		1,351	1,341

Finance America Mortgage Loan Trust
0.927% due 08/25/2034 •		107	107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.422% due 04/25/2036 •		$1,092	$1,075

FirstKey Homes Trust
1.266% due 10/19/2037		499	487

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	1,752	1,386

GoldenTree Loan Management U.S. CLO Ltd.
1.034% due 11/20/2030 •		$1,300	1,298

GSAMP Trust
0.622% due 06/25/2036 •		634	627

Harvest CLO DAC
1.040% due 07/15/2031	EUR	400	451

HERA Commercial Mortgage Ltd.
1.154% due 02/18/2038 •		$900	896

Jubilee CLO BV
0.610% due 04/15/2030 •	EUR	1,200	1,364

LCM LP
1.172% due 10/20/2027 •		$129	129
1.212% due 04/20/2031 •		250	250

MF1 Ltd.
1.188% due 10/16/2036 •		100	100
1.864% due 11/15/2035 •		600	603

MidOcean Credit CLO
1.229% due 01/29/2030 •		1,500	1,500

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		782	779
1.690% due 05/15/2069		1,288	1,289

New Century Home Equity Loan Trust
1.032% due 11/25/2034 •		636	633

NovaStar Mortgage Funding Trust
0.762% due 01/25/2036 •		855	856

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	500	564

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •		300	342

Palmer Square Loan Funding Ltd.
0.960% due 02/20/2028 •		$483	483
1.024% due 10/24/2027 •		518	518

PFS Financing Corp.
0.930% due 08/15/2024		200	201

PRET LLC
2.487% due 07/25/2051 «þ		1,100	1,097

RAAC Trust
0.927% due 01/25/2046 •		637	636

Securitized Asset-Backed Receivables LLC Trust
0.777% due 01/25/2035 •		338	330

SLM Student Loan Trust
0.753% due 12/15/2025 •		115	115
0.874% due 04/25/2023 •		561	553
1.624% due 04/25/2023 •		333	335
1.824% due 07/25/2023 •		269	271

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
0.710% due 03/17/2053 •		$182	$181
0.952% due 09/15/2054 •		4,454	4,501
1.110% due 06/15/2027 •		5	5

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		95	97

TCW CLO Ltd.
1.124% due 04/25/2031 •		1,300	1,298

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	500	570

Towd Point Asset Trust
0.804% due 11/20/2061 •		$445	445

Towd Point Mortgage Trust
1.102% due 05/25/2058 •		660	663
1.102% due 10/25/2059 •		579	583
1.636% due 04/25/2060 ~		1,327	1,320
2.710% due 01/25/2060 ~		446	453
3.750% due 05/25/2058 ~		864	895

Venture CLO Ltd.
1.152% due 04/20/2029 •		659	659
1.232% due 01/20/2029 •		300	300

Voya CLO Ltd.
1.124% due 10/15/2030 •		1,400	1,400

Total Asset-Backed Securities (Cost $44,658)			44,444

SOVEREIGN ISSUES 2.2%

Export-Import Bank of India
1.160% (US0003M + 1.000%) due 08/21/2022 ~		250	251

Israel Government International Bond
5.500% due 01/31/2022	ILS	7,600	2,455

Total Sovereign Issues (Cost $2,553)			2,706

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 04/30/2022 ~(c)		440,000	442

Total Preferred Securities (Cost $440)			442

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (e) 1.7%
			$2,028

ISRAEL TREASURY BILLS 2.3%
(0.110)% due 03/02/2022 - 12/07/2022 (a)(b)	ILS	8,700	2,798

Total Short-Term Instruments (Cost $4,814)			4,826

Total Investments in Securities (Cost $357,506)			356,652

		SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III		155,358	1,510

Total Short-Term Instruments (Cost $1,511)			1,510

Total Investments in Affiliates (Cost $1,511)			1,510

Total Investments 292.1% (Cost $359,017)			$358,162

Financial Derivative Instruments (g)(h) (0.5) % (Cost or Premiums, net $(1,414))			(558)

Other Assets and Liabilities, net (191.6)%			(234,996)

Net Assets 100.0%			$122,608

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Daimler Canada Finance, Inc.	3.300%	08/16/2022	10/16/2020	$691	$722	0.59%
Wells Fargo & Co.	2.509	10/27/2023	10/14/2020	1,170	1,206	0.98
Wells Fargo & Co.	3.184	02/08/2024	10/06/2020	1,171	1,222	1.00

				$3,032	$3,150	2.57%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$2,028	U.S. Treasury Inflation Protected Securities 1.750% due 01/15/2028	$(2,069)	$2,028	$2,028

Total Repurchase Agreements						$(2,069)	$2,028	$2,028

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.250%	05/28/2021	TBD	(2)	$(2,580)	$(2,583)
BPS	0.250	06/24/2021	TBD	(2)	(1,993)	(1,996)
BRC	0.250	06/25/2021	TBD	(2)	(182)	(182)
FBF	0.250	10/28/2021	TBD	(2)	(989)	(989)
FOB	0.250	04/15/2021	TBD	(2)	(11,743)	(11,764)
FOB	0.250	05/14/2021	TBD	(2)	(923)	(925)
FOB	0.250	10/18/2021	TBD	(2)	(2,196)	(2,197)

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
NOM	0.250%	07/13/2021	TBD	(2)	$(1,236)	$(1,237)
RDR	0.250	07/13/2021	TBD	(2)	(807)	(808)
RDR	0.250	10/18/2021	TBD	(2)	(1,905)	(1,906)
SOG	0.240	06/25/2021	TBD	(2)	(10,913)	(10,927)
SOG	0.240	12/06/2021	06/24/2023		(170)	(170)
SOG	0.240	12/13/2021	TBD	(2)	(1,116)	(1,116)
SOG	0.240	12/14/2021	TBD	(2)	(191)	(191)
SOG	0.320	12/13/2021	TBD	(2)	(6,673)	(6,675)
SOG	0.320	12/14/2021	TBD	(2)	(2,516)	(2,517)
TDM	0.240	03/04/2021	TBD	(2)	(3,245)	(3,251)
TDM	0.240	04/06/2021	TBD	(2)	(1,099)	(1,101)
TDM	0.250	02/26/2021	TBD	(2)	(6,395)	(6,409)
TDM	0.250	03/23/2021	TBD	(2)	(4,399)	(4,408)
TDM	0.250	03/25/2021	TBD	(2)	(304)	(305)
TDM	0.250	03/29/2021	TBD	(2)	(1,057)	(1,059)
TDM	0.250	04/13/2021	TBD	(2)	(400)	(401)
TDM	0.250	04/16/2021	TBD	(2)	(14,444)	(14,470)
TDM	0.250	05/11/2021	TBD	(2)	(695)	(696)
TDM	0.250	09/13/2021	TBD	(2)	(1,516)	(1,518)
TDM	0.250	10/14/2021	TBD	(2)	(1,876)	(1,877)
TDM	0.250	11/29/2021	TBD	(2)	(3,775)	(3,776)
TDM	0.250	12/09/2021	TBD	(2)	(759)	(759)
TDM	0.260	10/22/2021	TBD	(2)	(1,895)	(1,896)
TDM	0.260	11/03/2021	TBD	(2)	(950)	(951)
UBS	0.250	03/22/2021	TBD	(2)	(1,026)	(1,028)
	0.250	06/25/2021	TBD	(2)	(4,656)	(4,662)
	0.270	11/09/2021	TBD	(2)	(3,002)	(3,003)

Total Reverse Repurchase Agreements						$(97,753)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	0.140%	12/28/2021	01/04/2022	$(10,818)	$(10,818)
CSN	0.080	12/27/2021	01/03/2022	(77,867)	(77,868)
	0.080	12/30/2021	01/03/2022	(11,616)	(11,616)
	0.090	12/30/2021	01/03/2022	(40,509)	(40,510)

Total Sale-Buyback Transactions					$(140,812)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(2,583)	$0	$(2,583)	$2,654	$71
BPS	0	(1,996)	0	(1,996)	2,047	51
BRC	0	(182)	0	(182)	193	11
FBF	0	(989)	0	(989)	1033	44

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
FICC	$2,028	$0	$0	$2,028	$(2,069)	$(41)
FOB	0	(14,886)	0	(14,886)	15,831	945
NOM	0	(1,237)	0	(1,237)	1,295	58
RDR	0	(2,714)	0	(2,714)	2,809	95
SOG	0	(21,596)	0	(21,596)	23,631	2,035
TDM	0	(42,877)	0	(42,877)	44,916	2,039
UBS	0	(8,693)	0	(8,693)	9,370	677
Master Securities Forward Transaction Agreement
BCY	0	0	(10,818)	(10,818)	10,675	(143)
CSN	0	0	(129,994)	(129,994)	129,917	(77)

Total Borrowings and Other Financing Transactions	$2,028	$(97,753)	$(140,812)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(97,753)	$(97,753)

Total	$0	$0	$0	$(97,753)	$(97,753)

Sale-Buyback Transactions
U.S. Government Agencies	0	(10,818)	0	0	(10,818)
U.S. Treasury Obligations	0	(129,994)	0	0	(129,994)

Total	$0	$(140,812)	$0	$0	$(140,812)

Total Borrowings	$0	$(140,812)	$0	$(97,753)	$(238,565)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(238,565)

(f)	Securities with an aggregate market value of $244,091 and cash of $280 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(157,401) at a weighted average interest rate of 0.167%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2022	212	$41,161	$(253)	$8	$0
3-Month Canada Bankers’ Acceptance March Futures	03/2023	167	32,368	(222)	7	0
U.S. Treasury 2-Year Note March Futures	03/2022	383	83,560	(87)	5	0

				$(562)	$20	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2022	621	$(75,126)	$88	$12	$0
U.S. Treasury 10-Year Note March Futures	03/2022	66	(8,611)	(36)	5	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2022	133	(19,476)	(243)	9	0

				$(191)	$26	$0

Total Futures Contracts				$(753)	$46	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$600	$(14)	$(1)	$(15)	$0	$0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026	27,300	(684)	7	(677)	0	(11)
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	27,600	(676)	(9)	(685)	0	(12)

					$(1,374)	$(3)	$(1,377)	$0	$(23)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$7,400	$(4)	$1	$(3)	$0	$0
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	5,700	0	(2)	(2)	0	0

					$(4)	$(1)	$(5)	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.250%	Semi-Annual	06/16/2023	37,800	$12	$(275)	$(263)	$0	$(5)

Total Swap Agreements						$(1,366)	$(279)	$(1,645)	$0	$(28)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$46	$0	$46	$0	$0	$(28)	$(28)

Cash of $2,219 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2022	CAD	184	$	144	$0	$(1)
BPS	01/2022	GBP	4,606		6,099	0	(135)
DUB	01/2022		1,084		1,438	0	(29)
JPM	03/2022	ILS	4,602		1,465	0	(15)
	12/2022		4,101		1,330	0	0
MYI	01/2022	AUD	6,455		4,660	0	(37)
	01/2022	ILS	8,019		2,454	0	(125)

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2022	$		132		CAD	169	$2	$0
SCX	01/2022		EUR	11,281	$		12,717	0	(127)
	01/2022	$		51		JPY	5,800	0	(1)
	02/2022		EUR	11,281	$		12,836	0	(15)
	02/2022		GBP	4,606			6,238	4	0
	02/2022	$		50		JPY	5,801	0	0
TOR	01/2022		AUD	1,496	$		1,071	0	(18)
	01/2022		CAD	5,978			4,662	0	(64)
	01/2022	$		4,695		CAD	5,930	0	(7)
	02/2022		CAD	5,931	$		4,695	6	0

Total Forward Foreign Currency Contracts								$12	$(574)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950%	03/16/2022	1,600	$(2)	$(1)
DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	20,000	(22)	(6)
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	9,700	(11)	(2)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	5,900	(8)	0

						$(43)	$(9)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 03/01/2052	$103.758	03/07/2022	500	$(1)	$0
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 02/01/2052	100.875	02/07/2022	800	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 03/01/2052	100.609	03/07/2022	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 03/01/2052	100.750	03/07/2022	500	(1)	(2)

					$(5)	$(5)

Total Written Options					$(48)	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	0	0	(135)	0	0	(135)	(135)	0	(135)
BRC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
DUB	$0	$0	$0	$0	$(29)	$(6)	$0	$(35)	$(35)	$0	$(35)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
JPM	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
MYI	2	0	0	2	(162)	0	0	(162)	(160)	0	(160)
SAL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
SCX	4	0	0	4	(143)	0	0	(143)	(139)	0	(139)
TOR	6	0	0	6	(89)	0	0	(89)	(83)	0	(83)

Total Over the Counter	$12	$0	$0	$12	$(574)	$(14)	$0	$(588)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$46	$46

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12	$0	$12

	$0	$0	$0	$12	$46	$58

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$23	$0	$0	$5	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$574	$0	$574
Written Options	0	9	0	0	5	14

	$0	$9	$0	$574	$5	$588

	$0	$32	$0	$574	$10	$616

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,624	$1,624
Swap Agreements	0	(1,059)	0	0	(213)	(1,272)

	$0	$(1,059)	$0	$0	$1,411	$352

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$700	$0	$700
Purchased Options	0	0	0	(2)	0	(2)
Written Options	0	46	0	0	146	192
Swap Agreements	0	1	0	0	0	1

	$0	$47	$0	$698	$146	$891

	$0	$(1,012)	$0	$698	$1,557	$1,243

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(841)	$(841)
Swap Agreements	0	661	0	0	(37)	624

	$0	$661	$0	$0	$(878)	$(217)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(310)	$0	$(310)
Purchased Options	0	0	0	1	0	1
Written Options	0	33	0	0	(14)	19
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$32	$0	$(309)	$(14)	$(291)

	$0	$693	$0	$(309)	$(892)	$(508)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$62,198	$0	$62,198
Industrials	0	47,941	0	47,941
Utilities	0	9,234	0	9,234
Municipal Bonds & Notes
Illinois	0	320	0	320
Pennsylvania	0	637	0	637
U.S. Government Agencies	0	20,129	0	20,129
U.S. Treasury Obligations	0	130,518	0	130,518
Non-Agency Mortgage-Backed Securities	0	33,257	0	33,257
Asset-Backed Securities	0	43,347	1,097	44,444
Sovereign Issues	0	2,706	0	2,706
Preferred Securities
Banking & Finance	0	442	0	442

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	63

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

December 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$2,028	$0	$2,028
Israel Treasury Bills	0	2,798	0	2,798

	$0	$355,555	$1,097	$356,652

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,510	$0	$0	$1,510

Total Investments	$1,510	$355,555	$1,097	$358,162

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15	31	0	46
Over the counter	0	12	0	12

	$15	$43	$0	$58

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(28)	0	(28)
Over the counter	0	(588)	0	(588)

	$0	$(616)	$0	$(616)

Total Financial Derivative Instruments	$15	$(573)	$0	$(558)

Totals	$1,525	$354,982	$1,097	$357,604

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		$10,236	$10,182

Total Loan Participations and Assignments (Cost $10,221)			10,182

CORPORATE BONDS & NOTES 34.0%

BANKING & FINANCE 22.3%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		243	236
4.250% due 04/15/2026		4,600	4,879

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(d)(e)	EUR	1,000	1,211

Banco de Credito e Inversiones S.A.
2.875% due 10/14/2031		$4,200	4,144

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		26,100	26,754

Barclays Bank PLC
7.625% due 11/21/2022 (e)		1,342	1,416

Barclays PLC
4.375% due 01/12/2026		1,400	1,532
4.972% due 05/16/2029 •		3,100	3,539
6.375% due 12/15/2025 •(d)(e)	GBP	1,500	2,203
7.125% due 06/15/2025 •(d)(e)		200	299
7.250% due 03/15/2023 •(d)(e)		1,000	1,418
7.750% due 09/15/2023 •(d)(e)		$700	753
7.875% due 09/15/2022 •(d)(e)	GBP	1,600	2,259
8.000% due 06/15/2024 •(d)(e)		$3,800	4,210

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	10,768

BPCE S.A.
4.625% due 07/11/2024		14,300	15,293

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	4,277

CI Financial Corp.
4.100% due 06/15/2051		5,000	5,431

CIT Group, Inc.
5.000% due 08/01/2023		900	952

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
2.976% due 11/05/2030 •		$15,000	$15,592

Credit Suisse AG
6.500% due 08/08/2023 (e)		16,000	17,258

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)		1,500	1,602
7.125% due 07/29/2022 •(d)(e)		12,400	12,716
7.500% due 07/17/2023 •(d)(e)		1,000	1,059
7.500% due 12/11/2023 •(d)(e)		3,000	3,248

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	8,764

CyrusOne LP
1.450% due 01/22/2027	EUR	7,500	8,723

Deutsche Bank AG
3.961% due 11/26/2025 •		$9,000	9,510
5.625% due 05/19/2031 •	EUR	900	1,203

Discover Financial Services
4.500% due 01/30/2026		$4,500	4,936

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		4,000	4,454

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		4,300	4,370
3.810% due 01/09/2024		1,000	1,038

FS KKR Capital Corp.
2.625% due 01/15/2027		9,000	8,887

General Motors Financial Co., Inc.
3.950% due 04/13/2024		1,000	1,053

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	4,849

HSBC Holdings PLC
2.099% due 06/04/2026 •		6,000	6,044
4.583% due 06/19/2029 •		3,400	3,812
5.250% due 09/16/2022 •(d)(e)	EUR	400	470
6.000% due 05/22/2027 •(d)(e)		$1,000	1,079

ING Groep NV
4.625% due 01/06/2026		5,200	5,783

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(d)(e)	EUR	200	248

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •		$6,700	6,693
4.300% due 02/01/2061		4,000	3,766

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,504
7.500% due 09/27/2025 •(d)(e)		6,000	6,784

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		$4,500	$5,601

Morgan Stanley
7.500% due 04/02/2032 þ(f)		8,000	6,527

Natwest Group PLC
4.800% due 04/05/2026		2,000	2,227

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		6,300	7,141

Owl Rock Capital Corp.
2.875% due 06/11/2028		9,700	9,529

Realty Income Corp.
4.875% due 06/01/2026		1,000	1,126

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,822

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	2,089

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	1,022

Service Properties Trust
5.000% due 08/15/2022		8,500	8,501

Societe Generale S.A.
7.875% due 12/18/2023 •(d)(e)		900	987

Standard Chartered PLC
7.750% due 04/02/2023 •(d)(e)		400	425

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		5,000	5,228

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	172
5.744% due 04/13/2040		611	1,067
5.801% due 10/13/2040		667	1,172

UBS AG
5.125% due 05/15/2024 (e)		$4,700	5,039
7.625% due 08/17/2022 (e)		14,600	15,166

UBS Group AG
5.750% due 02/19/2022 •(d)(e)	EUR	1,600	1,838

UniCredit SpA
7.830% due 12/04/2023		$8,500	9,481

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	4,000	4,978

Wells Fargo & Co.
3.584% due 05/22/2028 •		$600	646
4.100% due 06/03/2026		400	436
4.150% due 01/24/2029		1,600	1,793

			339,032

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 9.5%

Air Canada
4.625% due 08/15/2029	CAD	900	$711

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$3,226	3,532

American Airlines Pass-Through Trust
3.150% due 08/15/2033		5,512	5,586
3.375% due 11/01/2028		5,343	5,306
3.500% due 08/15/2033		551	529
4.000% due 01/15/2027		1,092	1,056
4.950% due 07/15/2024		911	932

Atlantia SpA
1.875% due 02/12/2028	EUR	400	468

Bacardi Ltd.
4.700% due 05/15/2028		$1,000	1,132
5.150% due 05/15/2038		2,600	3,223

Bowdoin College
4.693% due 07/01/2112		6,600	8,842

Broadcom, Inc.
3.469% due 04/15/2034		1,000	1,048

Charter Communications Operating LLC
4.908% due 07/23/2025		95	105

Citrix Systems, Inc.
4.500% due 12/01/2027		3,100	3,367

Conagra Brands, Inc.
4.850% due 11/01/2028		100	115

CVS Pass-Through Trust
7.507% due 01/10/2032		5,120	6,343

Dell International LLC
6.020% due 06/15/2026		8,700	10,066
6.100% due 07/15/2027		900	1,074
6.200% due 07/15/2030		1,300	1,642

ELO SACA
3.250% due 07/23/2027	EUR	800	1,024

Energy Transfer LP
4.200% due 04/15/2027		$300	326

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		2,800	2,815
4.317% due 12/30/2039		2,800	2,887

KB Home
4.000% due 06/15/2031		7,000	7,273

Kinder Morgan, Inc.
7.750% due 01/15/2032		2,200	3,094

Marvell Technology, Inc.
4.875% due 06/22/2028		6,650	7,625

MDC Holdings, Inc.
3.966% due 08/06/2061		8,500	8,140

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		5,950	6,108
4.810% due 09/17/2030		2,300	2,575

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2022 (c)		$46	$0

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,843

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	16,069

Prosus NV
3.680% due 01/21/2030		$5,500	5,666

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	700	788
1.625% due 05/09/2028		100	109
3.375% due 06/18/2026	GBP	100	136
3.625% due 10/14/2025		$1,800	1,829
4.625% due 02/16/2026	EUR	200	253
5.750% due 10/15/2027	GBP	200	302

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		$8,300	9,031

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,864

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		3,654	3,384

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		2,500	2,646

Yara International ASA
3.148% due 06/04/2030		2,000	2,066

			144,930

UTILITIES 2.2%

AT&T, Inc.
3.650% due 06/01/2051		10,000	10,379
5.500% due 03/15/2027	GBP	4,600	7,373

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		$2,600	2,860

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		99	55

Pacific Gas & Electric Co.
3.150% due 01/01/2026		3,200	3,274
3.400% due 08/15/2024		1,000	1,035
3.450% due 07/01/2025		1,300	1,349
3.500% due 06/15/2025		1,100	1,143
4.500% due 07/01/2040		1,500	1,565
4.550% due 07/01/2030		1,300	1,407
4.750% due 02/15/2044		3,000	3,118

			33,558

Total Corporate Bonds & Notes (Cost $500,614)			517,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.6%

CALIFORNIA 0.7%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	$3,500	$5,310

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	4,800	5,316

		10,626

ILLINOIS 0.1%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	1,100	1,331

NEW JERSEY 0.5%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,800	6,909

NEW YORK 0.9%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
3.960% due 08/01/2032	4,420	4,885

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	8,419

		13,304

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,335

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	851

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,856

		10,707

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$430	$434

VIRGINIA 1.6%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	17,910	18,821

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	6,109

		24,930

Total Municipal Bonds & Notes (Cost $59,664)		69,576

U.S. GOVERNMENT AGENCIES 31.3%

Fannie Mae
1.939% due 12/01/2034 •	24	25
1.965% due 09/01/2032 •	6	6
1.973% due 11/01/2032 •	5	5
2.045% due 05/01/2028 •	1	1
2.050% due 10/01/2034 •	35	36
2.123% due 10/01/2032 •	1	1
2.220% due 09/01/2027 •	20	20
2.251% due 05/01/2033 •	22	23
2.315% due 01/01/2033 •	13	13
4.093% due 05/25/2042 ~	8	8
4.138% due 03/25/2041 ~	7	8
6.500% due 07/18/2027	9	10

Freddie Mac
0.560% due 08/15/2029 - 12/15/2031 •	12	12
0.610% due 09/15/2030 •	2	2
0.660% due 03/15/2032 •	2	2
0.760% due 02/15/2024 •	108	107
1.260% due 09/15/2022 •	1	1
1.460% due 08/15/2023 •	1	1
2.125% due 08/01/2029 •	1	1
2.249% due 02/01/2033 •	13	13
2.269% due 02/01/2029 •	5	5
2.375% due 01/01/2032 - 10/01/2032 •	24	25
2.455% due 08/01/2032 •	17	17
2.625% due 10/01/2032 •	42	42
4.000% due 11/01/2047	13	14
6.000% due 12/15/2028	87	96
6.500% due 12/15/2023	1	1
7.000% due 04/01/2029 - 03/01/2030	6	6
7.500% due 08/15/2030	18	20

Ginnie Mae
1.625% due 09/20/2025 - 08/20/2026 ~	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 07/20/2027 - 07/20/2029 •	$19	$19
1.875% due 04/20/2022 - 06/20/2026 ~	12	12
1.875% due 04/20/2027 - 06/20/2032 •	21	21
2.000% due 01/20/2022 - 01/20/2026 ~	5	4
2.000% due 01/20/2027 - 03/20/2032 •	49	52
2.125% due 11/20/2023 - 10/20/2026 ~	10	9
2.125% due 10/20/2027 •	3	3
3.000% due 08/20/2025 ~	10	10

Ginnie Mae, TBA
2.500% due 01/01/2052 - 02/01/2052	350,900	358,754

Uniform Mortgage-Backed Security
3.000% due 01/01/2046	100	105
3.500% due 05/01/2047	141	150
4.000% due 12/01/2044 - 03/01/2049	29	31
6.000% due 09/01/2022 - 12/01/2023	12	12
6.500% due 12/01/2028	1	1

Uniform Mortgage-Backed Security, TBA
2.000% due 02/01/2037	1,100	1,125
3.500% due 02/01/2052	109,846	115,483

Vendee Mortgage Trust
6.500% due 09/15/2024	92	98

Total U.S. Government Agencies (Cost $475,229)		476,413

U.S. TREASURY OBLIGATIONS 29.1%

U.S. Treasury Notes
0.625% due 08/15/2030 (h)	127,800	119,213
0.875% due 11/15/2030 (h)(j)(l)	15,000	14,265
1.125% due 02/29/2028 (h)(j)	77,200	76,096
1.125% due 08/31/2028 (h)(l)	59,000	57,871
1.125% due 02/15/2031 (h)	49,500	48,052
1.250% due 03/31/2028 (h)(j)	127,700	126,592

Total U.S. Treasury Obligations (Cost $451,928)		442,089

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.6%

Adjustable Rate Mortgage Trust
2.494% due 01/25/2036 ^~	22	20
2.661% due 11/25/2035 ^~	81	71

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.068% due 02/25/2036 ^~	$98	$78

American Home Mortgage Assets Trust
0.313% due 10/25/2046 •	397	254
0.482% due 09/25/2046 ^•	430	419
1.002% due 11/25/2046 •	508	207

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	92	90

Banc of America Funding Trust
0.232% due 08/27/2036 ~	7,790	7,461
0.484% due 10/20/2036 •	93	78
0.502% due 05/25/2037 ^•	72	67
0.522% due 04/25/2037 ^•	78	75
0.704% due 05/20/2047 •	36	37
2.603% due 02/20/2036 ~	131	132
2.649% due 04/20/2035 ^~	75	72
2.959% due 09/20/2046 ^~	46	44
3.022% due 09/20/2047 ^~	87	77
5.500% due 03/25/2036 ^	9	9
5.831% due 04/25/2037 ~	497	502

Banc of America Mortgage Trust
2.559% due 02/25/2034 ~	84	86
2.687% due 07/25/2035 ^~	8	8
2.893% due 05/25/2035 ^~	271	273
5.500% due 09/25/2035 ^	193	190
5.500% due 05/25/2037 ^	85	77

BCAP LLC Trust
0.402% due 05/25/2047 ^•	38	39
0.542% due 05/25/2047 ^•	243	258
1.302% due 10/25/2047 •	11,828	11,103
1.402% due 09/25/2047 •	65	65
3.098% due 07/26/2036 ~	18	17
3.144% due 03/26/2037 ~	64	56
3.255% due 03/27/2037 ~	282	248

Bear Stearns Adjustable Rate Mortgage Trust
2.116% due 12/25/2046 ^•	454	409
2.181% due 06/25/2035 ^~	9	9
2.380% due 10/25/2035 •	208	213
2.485% due 01/25/2034 ~	38	39
2.535% due 02/25/2034 ~	38	39
2.649% due 05/25/2034 ~	21	21
2.670% due 10/25/2035 ~	34	35
2.743% due 01/25/2035 ~	8	8
2.894% due 03/25/2035 ~	38	38
3.000% due 11/25/2034 ~	43	43
3.179% due 05/25/2047 ^~	119	118
3.222% due 02/25/2036 ^~	45	44
3.392% due 08/25/2035 ~	6	6

Bear Stearns ALT-A Trust
0.542% due 04/25/2036 ^•	89	115
2.585% due 06/25/2034 ~	1,277	1,189
2.603% due 05/25/2035 ~	53	54
2.756% due 02/25/2036 ^~	26	26
2.913% due 01/25/2036 ~	3,398	3,330
2.922% due 02/25/2036 ^~	270	226

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.083% due 08/25/2036 ^~		$272	$229
3.156% due 05/25/2036 ^~		393	255
3.241% due 11/25/2036 ^~		84	56
4.311% due 07/25/2035 ^~		410	344

Bear Stearns Mortgage Funding Trust
0.292% due 01/25/2037 •		61	58

Bear Stearns Mortgage Securities, Inc.
6.317% due 03/25/2031 ~		1	1

Bear Stearns Structured Products, Inc. Trust
2.697% due 01/26/2036 ^~		472	397

Benchmark Mortgage Trust
2.952% due 08/15/2057		4,565	4,817

Bruegel DAC
0.800% due 05/22/2031 ~•	EUR	5,514	6,292

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~		$2,430	2,442

Chase Mortgage Finance Trust
2.780% due 09/25/2036 ^~		803	749
3.055% due 03/25/2037 ^~		25	25
3.135% due 03/25/2037 ^~		45	46
6.000% due 05/25/2037 ^		103	67

ChaseFlex Trust
0.402% due 07/25/2037 •		146	137
5.000% due 07/25/2037 ^		73	52

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.146% due 08/25/2037 ^þ		28	27

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.332% due 10/25/2035 •		922	924

Citigroup Mortgage Loan Trust
0.542% due 01/25/2037 •		1,938	1,828
2.111% due 09/25/2037 ~		46	47
2.470% due 10/25/2035 •		52	53
2.480% due 11/25/2035 •		23	23
2.602% due 10/25/2046 ^~		118	117
2.768% due 08/25/2035 ~		9	9
2.991% due 07/25/2037 ^~		508	492
3.144% due 03/25/2037 ^~		44	42
3.153% due 09/25/2037 ^~		274	273
3.228% due 09/25/2059 þ		6,484	6,496
5.500% due 12/25/2035		122	85
6.250% due 11/25/2037 ~		99	61

Citigroup Mortgage Loan Trust, Inc.
2.669% due 08/25/2035 ~		392	405
3.012% due 12/25/2035 ^~		82	56

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		5,436	5,635
6.000% due 06/25/2037		3,394	3,518
6.500% due 06/25/2037 ^		93	96

Community Program Loan Trust
4.500% due 04/01/2029		26	26

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	$53	$37
8.404% due 08/25/2037 ^~	51	33

Countrywide Alternative Loan Trust
0.284% due 02/20/2047 ^•	991	773
0.314% due 07/20/2046 ^•	33	26
0.382% due 08/25/2037 •	436	431
0.442% due 01/25/2037 ^•	0	3
0.452% due 11/25/2036 •	4,576	4,519
0.462% due 11/25/2036 •	44	49
0.462% due 05/25/2047 •	811	779
0.482% due 07/25/2046 ^•	54	52
0.482% due 09/25/2046 ^•	252	248
0.542% due 05/25/2035 •	1,072	1,022
0.602% due 05/25/2035 ^•	1,769	1,635
0.602% due 06/25/2035 •	83	77
0.622% due 07/25/2035 •	81	81
0.622% due 12/25/2035 •	553	542
0.722% due 08/25/2035 ^•	113	103
0.722% due 10/25/2035 •	18	15
1.082% due 02/25/2036 •	309	296
1.332% due 11/25/2047 ^•	598	549
1.372% due 11/20/2035 •	5,520	5,192
1.462% due 11/25/2047 ^•	1,660	1,535
1.562% due 11/25/2035 •	768	758
2.795% due 11/25/2035 ^~	66	64
3.043% due 05/25/2036 ~	18	15
3.071% due 08/25/2035 ~	135	134
3.227% due 06/25/2037 ^~	80	72
5.500% due 11/25/2035	84	66
5.500% due 02/25/2036 ^	53	41
5.750% due 03/25/2037 ^•	95	70
5.750% due 07/25/2037 ^	16	13
5.750% due 04/25/2047 ^	104	85
6.000% due 12/25/2034	53	53
6.000% due 03/25/2036 ^	163	106
6.000% due 08/25/2036 ^	507	398
6.000% due 08/25/2036 ^•	52	41
6.000% due 02/25/2037 ^	421	260
6.000% due 04/25/2037	8,534	8,591
6.000% due 04/25/2037 ^	67	50
6.000% due 05/25/2037 ^	345	222
6.000% due 08/25/2037 ^•	361	254
6.250% due 11/25/2036 ^	69	63
6.500% due 05/25/2036 ^	1,342	911
6.500% due 12/25/2036 ^	64	41
6.500% due 08/25/2037 ^	355	213
19.520% due 07/25/2035 •	30	34

Countrywide Home Loan Mortgage Pass-Through Trust
0.562% due 05/25/2035 •	57	50
0.642% due 02/25/2035 •	10	10
0.722% due 03/25/2035 •	174	170
0.782% due 03/25/2036 •	126	81
0.842% due 02/25/2035 •	227	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.882% due 02/25/2035 •		$193	$181
1.985% due 02/20/2036 ^•		17	15
2.165% due 10/20/2035 ~		8	8
2.207% due 08/25/2034 ^~		25	23
2.426% due 08/25/2034 ~		2,444	2,518
2.499% due 06/25/2034 ~		452	460
2.540% due 04/25/2035 ^~		26	3
2.673% due 11/25/2034 ~		44	45
2.791% due 01/25/2036 ^~		39	38
2.902% due 05/20/2036 ^~		100	104
3.105% due 05/20/2036 ~		38	38
3.111% due 11/25/2037 ~		104	100
3.335% due 02/20/2036 ~		138	141
5.500% due 07/25/2037 ^		256	170
5.750% due 12/25/2035 ^		69	49
6.000% due 02/25/2037 ^		255	179
6.000% due 03/25/2037 ^		94	62
6.000% due 07/25/2037		170	105
6.500% due 11/25/2036 ^		653	380

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^		47	48

Credit Suisse First Boston Mortgage Securities Corp.
0.593% due 03/25/2032 ~		9	9
1.252% due 09/25/2034 ^•		45	50

Credit Suisse Mortgage Capital Certificates
2.397% due 04/26/2038 ~		208	209
3.281% due 04/28/2037 ~		198	199

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~		4,113	4,117

Deephaven Residential Mortgage Trust
0.899% due 04/25/2066 ~		5,357	5,276

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.402% due 04/25/2037 •		230	164

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.292% due 08/25/2047 •		229	222
0.422% due 01/25/2047 •		13	16

Deutsche Mortgage & Asset Receiving Corp.
0.592% due 11/27/2036 •		124	124

Downey Savings & Loan Association Mortgage Loan Trust
0.744% due 07/19/2045 ^•		5	1

Eurosail PLC
1.045% due 06/13/2045 •	GBP	2,791	3,778

First Horizon Alternative Mortgage Securities Trust
2.397% due 04/25/2036 ^~		$70	65
2.717% due 01/25/2036 ^~		155	103

First Horizon Mortgage Pass-Through Trust
3.091% due 11/25/2037 ^~		35	34

GMAC Mortgage Corp. Loan Trust
3.092% due 11/19/2035 ^~		87	86

GreenPoint Mortgage Funding Trust
0.302% due 12/25/2046 ^•		234	228
0.502% due 05/25/2037 •		2,092	2,102

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	$5,000	$4,885

GSC Capital Corp. Mortgage Trust
0.462% due 05/25/2036 ^•	83	81

GSR Mortgage Loan Trust
2.434% due 11/25/2035 ~	96	66
2.637% due 04/25/2035 ~	20	20
2.718% due 09/25/2035 ~	32	32
2.851% due 09/25/2035 ~	104	107
2.903% due 04/25/2035 ~	32	33
2.986% due 09/25/2034 ~	47	48

HarborView Mortgage Loan Trust
0.294% due 01/19/2038 •	30	30
0.309% due 12/19/2036 •	5,392	5,083
0.344% due 12/19/2036 ^•	3,487	3,499
0.354% due 01/19/2038 ^•	26	46
0.544% due 05/19/2035 •	1,521	1,470
0.604% due 01/19/2036 •	94	65
0.784% due 01/19/2035 •	24	24
0.872% due 07/19/2045 •	29	29
2.443% due 12/19/2035 ^~	32	31
2.872% due 12/19/2035 ^~	85	57
3.643% due 06/19/2036 ^~	151	96

HomeBanc Mortgage Trust
0.462% due 12/25/2036 •	20	20

Impac Secured Assets Trust
0.402% due 11/25/2036 •	234	226

IndyMac IMSC Mortgage Loan Trust
0.462% due 07/25/2047 •	227	179

IndyMac INDA Mortgage Loan Trust
2.891% due 08/25/2036 ~	1,740	1,649

IndyMac INDB Mortgage Loan Trust
0.702% due 11/25/2035 ^•	142	98

IndyMac INDX Mortgage Loan Trust
0.292% due 09/25/2046 •	92	87
0.662% due 03/25/2035 •	54	53
2.639% due 06/25/2037 ^~	64	60
2.737% due 10/25/2035 ~	559	528
2.811% due 11/25/2035 ^~	96	94
2.873% due 09/25/2035 ^~	59	55
2.938% due 06/25/2036 ~	796	793
2.953% due 06/25/2036 ~	4,037	3,380
2.961% due 08/25/2035 ~	626	577
3.070% due 06/25/2035 ^~	23	22

JP Morgan Alternative Loan Trust
0.423% due 10/25/2036 •	3,742	3,721
0.593% due 06/27/2037 •	1,817	1,410
2.636% due 12/25/2036 ~	7	7

JP Morgan Mortgage Trust
2.259% due 04/25/2035 ~	9	9
2.286% due 09/25/2034 ~	96	99
2.419% due 07/25/2035 ~	169	173
2.569% due 04/25/2035 ~	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.607% due 01/25/2037 ^~	$11	$10
2.704% due 11/25/2035 ^~	55	51
2.706% due 11/25/2035 ^~	36	35
2.769% due 07/25/2035 ~	105	108
2.791% due 06/25/2037 ^~	82	68
3.000% due 04/25/2052 ~	11,600	11,832
6.000% due 01/25/2036 ^	101	68

Lavender Trust
6.250% due 10/26/2036	229	159

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	2,218	2,199
1.875% due 10/25/2068 þ	7,895	7,856
3.000% due 06/25/2059 þ	2,298	2,304

Lehman Mortgage Trust
4.942% due 12/25/2035 ~	174	52
5.146% due 01/25/2036 ^~	66	68
6.000% due 07/25/2036 ^	62	43

Lehman XS Trust
0.372% due 02/25/2036 •	4,842	4,750
0.482% due 11/25/2046 •	10,066	9,709
0.502% due 08/25/2046 ^•	37	38
0.562% due 04/25/2046 ^•	16	18
0.582% due 11/25/2046 ^•	10	10

Luminent Mortgage Trust
0.272% due 12/25/2036 •	514	494
0.502% due 10/25/2046 •	131	128

MASTR Adjustable Rate Mortgages Trust
0.582% due 05/25/2037 •	95	50

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	791	715
8.000% due 07/25/2035	779	751

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029 •	24	24

Merrill Lynch Alternative Note Asset Trust
0.422% due 01/25/2037 •	116	49
0.702% due 03/25/2037 •	825	298
6.000% due 05/25/2037 ^	141	136

Merrill Lynch Mortgage Investors Trust
0.562% due 04/25/2029 •	18	18
0.762% due 09/25/2029 •	17	17
0.762% due 11/25/2029 •	38	36
1.336% due 07/25/2029 •	17	17
1.960% due 02/25/2036 ~	26	28
2.597% due 11/25/2035 •	35	35
6.250% due 10/25/2036	1,332	815

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	5,000	5,033

Morgan Stanley Dean Witter Capital, Inc. Trust
1.513% due 03/25/2033 ~	35	33

Morgan Stanley Mortgage Loan Trust
0.422% due 01/25/2035 •	20	20
2.185% due 06/25/2036 ~	35	37

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.501% due 07/25/2035 ~		$1,531	$1,482
6.000% due 10/25/2037 ^		69	54

Morgan Stanley Re-REMIC Trust
0.648% due 02/26/2037 •		127	123
1.109% due 03/26/2037 þ		69	70
5.500% due 10/26/2035 ~		6,822	5,812

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		344	351

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.115% due 02/25/2036 ^~		326	290

Nomura Resecuritization Trust
6.500% due 10/26/2037		5,176	3,404

RBSSP Resecuritization Trust
0.592% due 02/26/2037 •		108	109

Residential Accredit Loans, Inc. Trust
0.402% due 08/25/2035 •		91	78
0.442% due 12/25/2036 •		232	236
0.502% due 05/25/2047 •		75	73
0.522% due 06/25/2037 •		66	65
0.602% due 08/25/2037 •		187	178
0.902% due 10/25/2045 •		65	57
3.372% due 02/25/2035 ^~		167	150
5.074% due 02/25/2036 ^~		99	87
6.000% due 09/25/2035		797	797
6.000% due 06/25/2036		3,192	3,152
8.000% due 04/25/2036 ^•		83	78

Residential Asset Securitization Trust
6.000% due 06/25/2036		169	99
6.000% due 11/25/2036 ^		123	64
6.000% due 03/25/2037 ^		98	51
6.250% due 11/25/2036 ^		84	46
6.500% due 04/25/2037 ^		1,134	480

Residential Funding Mortgage Securities, Inc. Trust
3.620% due 03/25/2035 ^~		957	581
6.000% due 09/25/2036 ^		125	117

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 ~•	GBP	15,329	20,803

Structured Adjustable Rate Mortgage Loan Trust
0.422% due 10/25/2035 •		$825	824
0.838% due 06/25/2034 •		255	247
1.482% due 05/25/2035 ^•		257	215
2.648% due 10/25/2034 ~		21	22
2.855% due 02/25/2036 ^~		196	180
2.941% due 10/25/2036 ^~		97	71
3.098% due 09/25/2036 ^~		2,166	1,895
3.153% due 07/25/2037 ^~		4	3

Structured Asset Mortgage Investments Trust
0.282% due 09/25/2047 •		46	47
0.292% due 09/25/2047 •		640	618
0.362% due 03/25/2037 •		86	34
0.482% due 06/25/2036 •		2,925	2,907
0.482% due 07/25/2046 ^•		356	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.502% due 05/25/2036 •		$543	$531
0.522% due 09/25/2047 ^•		948	1,064
0.542% due 05/25/2046 •		799	399
0.622% due 05/25/2046 ^•		5	2
0.804% due 03/19/2034 •		174	172
0.804% due 02/19/2035 •		80	79
0.844% due 12/19/2033 •		176	175
1.979% due 02/25/2036 ^•		437	434

SunTrust Adjustable Rate Mortgage Loan Trust
2.149% due 02/25/2037 ^~		130	122

SunTrust Alternative Loan Trust
6.000% due 12/25/2035		270	266

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~		3,176	1,458

Thornburg Mortgage Securities Trust
0.742% due 09/25/2043 •		128	131
0.842% due 09/25/2034 •		18	19
2.111% due 09/25/2037 ~		31	32

Towd Point Mortgage Funding
1.250% due 02/20/2054 ~•	GBP	12,172	16,542

Verus Securitization Trust
1.824% due 11/25/2066 ~		$5,000	5,006

Wachovia Mortgage Loan Trust LLC
2.206% due 10/20/2035 ~		19	19

WaMu Mortgage Pass-Through Certificates Trust
0.642% due 12/25/2045 •		4	4
0.742% due 01/25/2045 •		121	121
0.782% due 02/25/2047 ^•		1,416	1,363
0.832% due 06/25/2047 ^•		38	31
0.843% due 11/25/2034 •		113	110
0.882% due 10/25/2044 •		555	549
0.892% due 07/25/2047 •		11,004	9,955
0.922% due 11/25/2045 •		129	127
1.082% due 08/25/2046 •		690	694
1.083% due 11/25/2034 •		312	302
1.282% due 11/25/2042 •		14	14
1.725% due 11/25/2046 •		162	160
2.676% due 08/25/2033 ~		138	143
2.873% due 08/25/2036 ^~		69	67
2.991% due 12/25/2036 ^~		762	765
3.070% due 12/25/2036 ^~		87	87

Washington Mutual Mortgage Pass-Through Certificates Trust
0.552% due 05/25/2035 ^•		265	226
0.782% due 04/25/2047 •		269	240
0.852% due 04/25/2047 •		394	352
4.142% due 09/25/2036 ^þ		133	53

Wells Fargo Alternative Loan Trust
2.598% due 07/25/2037 ^~		37	34

Wells Fargo Mortgage-Backed Securities Trust
2.539% due 10/25/2036 ^~		197	193

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2037 ^	$38	$37

Total Non-Agency Mortgage-Backed Securities (Cost $277,231)		282,169

ASSET-BACKED SECURITIES 36.4%

Aames Mortgage Investment Trust
0.883% due 10/25/2035 •	175	175
1.292% due 06/25/2035 •	541	542

AASET Trust
3.967% due 05/16/2042	1,048	946

AASET U.S. Ltd.
3.844% due 01/16/2038	1,667	1,470

Accredited Mortgage Loan Trust
0.362% due 09/25/2036 •	5,162	5,112
0.582% due 09/25/2035 •	167	167

ACE Securities Corp. Home Equity Loan Trust
0.212% due 12/25/2036 •	308	110
0.257% due 08/25/2036 •	422	415
0.382% due 07/25/2036 •	123	114
0.702% due 02/25/2036 •	58	58
0.717% due 12/25/2035 •	2,000	1,977
0.762% due 11/25/2035 •	69	69
1.002% due 12/25/2034 •	120	119
1.032% due 02/25/2036 ^•	93	92
1.077% due 06/25/2034 •	408	405
1.077% due 07/25/2035 •	43	43

Aegis Asset-Backed Securities Trust
0.747% due 12/25/2035 •	200	198
0.792% due 03/25/2035 •	229	228
0.822% due 06/25/2035 •	200	196
1.102% due 03/25/2035 ^•	63	62

Ameriquest Mortgage Securities Trust
0.687% due 03/25/2036 •	131	131

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.807% due 11/25/2035 •	111	111
0.882% due 09/25/2035 •	10,000	10,001
1.212% due 03/25/2035 •	200	201

Amortizing Residential Collateral Trust
1.102% due 10/25/2034 •	94	94

Argent Securities Trust
0.252% due 09/25/2036 •	797	348
0.482% due 03/25/2036 •	303	213

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.562% due 01/25/2036 •	84	82
0.742% due 01/25/2036 •	3,420	3,348

Asset-Backed Funding Certificates Trust
0.212% due 01/25/2037 •	373	256
0.262% due 01/25/2037 •	235	163
0.322% due 01/25/2037 •	141	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.382% due 11/25/2036 •		$9,461	$7,014
1.102% due 06/25/2037 •		164	155

Asset-Backed Securities Corp. Home Equity Loan Trust
0.322% due 12/25/2036 •		6,300	5,885
0.777% due 11/25/2035 •		51	51
1.002% due 06/25/2035 •		140	141

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	5,294	6,020

Babson Euro CLO DAC
0.272% due 10/25/2029 •		409	466

Basic Asset-Backed Securities Trust
0.722% due 04/25/2036 •		$19	19

Bear Stearns Asset-Backed Securities Trust
0.302% due 12/25/2036 •		50	50
0.332% due 02/25/2037 •		11,884	11,478
0.402% due 06/25/2036 •		17	17
0.442% due 05/25/2036 ^•		27	27
0.642% due 06/25/2036 •		86	86
0.747% due 12/25/2035 •		123	123
0.777% due 08/25/2036 •		130	130
0.837% due 09/25/2035 •		4,553	4,551
0.902% due 09/25/2046 •		97	95
0.927% due 06/25/2036 •		69	69
0.992% due 03/25/2034 •		2,192	2,196
1.062% due 04/25/2035 •		14	14
1.152% due 11/25/2035 ^•		107	106
1.152% due 08/25/2037 •		5,525	5,369
1.282% due 06/25/2043 •		847	834
1.302% due 06/25/2036 •		600	600
1.352% due 08/25/2037 •		46	46
2.691% due 07/25/2036 ~		152	152
2.743% due 10/25/2036 ~		36	24
23.155% due 03/25/2036 ^•		183	152

Carlyle Euro CLO DAC
0.630% due 08/15/2030 •	EUR	1,099	1,252

Carrington Mortgage Loan Trust
0.322% due 01/25/2037 •		$1,200	1,008
0.362% due 02/25/2037 •		4,619	4,543
1.152% due 05/25/2035 •		300	300

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~		12	12

CIT Mortgage Loan Trust
1.603% due 10/25/2037 •		6,000	6,108

Citigroup Mortgage Loan Trust
0.242% due 12/25/2036 •		82	82
0.272% due 05/25/2037 •		13,508	12,529
0.493% due 01/25/2037 •		73	73
0.502% due 11/25/2046 •		131	130
0.777% due 11/25/2045 •		45	45
6.851% due 05/25/2036 ^þ		139	68

Citigroup Mortgage Loan Trust, Inc.
0.837% due 09/25/2035 ^•		767	769
1.782% due 07/25/2035 •		1,000	1,018

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CLNC Ltd.
1.414% due 08/20/2035 •		$14,800	$14,807

Conseco Finance Corp.
7.060% due 02/01/2031 ~		390	379

Countrywide Asset-Backed Certificates
0.242% due 06/25/2035 •		8,593	8,323
0.242% due 01/25/2037 •		1,869	1,859
0.242% due 07/25/2037 ^•		1,453	1,433
0.252% due 05/25/2037 •		8	8
0.262% due 03/25/2037 •		26	26
0.302% due 09/25/2037 •		3,195	3,020
0.303% due 06/25/2047 ^•		13,407	12,664
0.322% due 09/25/2037 ^•		363	376
0.322% due 09/25/2047 ^•		917	896
0.332% due 10/25/2047 •		169	168
0.352% due 01/25/2046 ^•		4,344	4,273
0.352% due 06/25/2047 •		234	231
0.422% due 05/25/2036 •		149	166
0.502% due 08/25/2036 •		2,144	2,137
0.542% due 03/25/2036 •		1,400	1,391
0.602% due 03/25/2036 •		2,335	2,369
0.702% due 06/25/2036 •		169	168
0.837% due 02/25/2036 •		53	53
1.002% due 03/25/2047 ^•		65	58
1.602% due 02/25/2035 •		234	235
4.447% due 10/25/2046 ^~		13,491	13,472

Countrywide Asset-Backed Certificates Trust
0.242% due 02/25/2037 •		6,953	6,744
0.252% due 09/25/2046 •		1,896	1,893
0.252% due 03/25/2047 ^•		84	83
0.292% due 06/25/2047 •		21	21
0.362% due 04/25/2046 •		4,000	3,827
0.562% due 05/25/2036 •		124	124
0.793% due 05/25/2036 •		5	5
0.897% due 02/25/2036 •		57	57
1.197% due 07/25/2035 •		891	894
1.442% due 04/25/2035 •		143	143

Countrywide Asset-Backed Certificates Trust, Inc.
0.822% due 07/25/2034 •		73	73
0.902% due 08/25/2047 •		491	490
1.002% due 10/25/2034 •		50	50

Countrywide Asset-Backed Certificates, Inc.
1.077% due 02/25/2034 •		49	49

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		10	8
0.312% due 07/25/2037 •		206	167

Delta Funding Home Equity Loan Trust
0.729% due 08/15/2030 •		38	36

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	10,100	11,472

ECMC Group Student Loan Trust
0.853% due 02/27/2068 •		$6,025	6,024

EMC Mortgage Loan Trust
0.842% due 05/25/2040 •		9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.382% due 12/25/2036 •	$236	$134
0.422% due 04/25/2036 •	141	139
0.582% due 04/25/2036 •	400	385
0.582% due 08/25/2036 •	142	140
0.822% due 10/25/2035 •	31	31
0.822% due 11/25/2035 •	125	123
0.972% due 09/25/2034 •	56	56
1.047% due 03/25/2035 •	79	79
1.287% due 12/25/2034 •	886	892
1.302% due 01/25/2035 •	122	123
1.527% due 10/25/2034 •	410	414

First NLC Trust
0.172% due 08/25/2037 •	48	31
0.552% due 05/25/2035 •	780	752

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^	6	0

Fremont Home Loan Trust
0.252% due 01/25/2037 •	234	134
0.262% due 08/25/2036 •	198	86
0.442% due 02/25/2036 •	44	43
0.442% due 02/25/2037 •	760	381
0.642% due 02/25/2036 •	300	284
0.642% due 04/25/2036 •	3,000	2,836
0.837% due 07/25/2035 •	1,084	1,085
0.892% due 12/25/2029 •	6	6

Galaxy CLO Ltd.
1.094% due 10/15/2030 •	3,200	3,195

Gallatin CLO Ltd.
1.177% due 07/15/2031 •	5,030	5,030

GSAA Home Equity Trust
0.342% due 04/25/2047 •	99	96

GSAMP Trust
0.192% due 01/25/2037 •	2,397	1,751
0.222% due 12/25/2036 •	1,722	1,105
0.242% due 12/25/2036 •	7,376	4,947
0.242% due 01/25/2037 •	43,348	32,087
0.252% due 09/25/2036 •	3,005	1,499
0.252% due 12/25/2046 •	514	336
0.302% due 11/25/2036 •	445	273
0.332% due 12/25/2046 •	154	102
0.422% due 05/25/2046 •	8	8
0.582% due 06/25/2036 •	224	161
0.642% due 04/25/2036 •	276	220
1.752% due 10/25/2034 •	15	15

Home Equity Asset Trust
1.197% due 05/25/2035 •	107	107

Home Equity Loan Trust
0.332% due 04/25/2037 •	794	780
0.442% due 04/25/2037 •	500	472

Home Equity Mortgage Loan Asset-Backed Trust
0.242% due 11/25/2036 •	314	299
0.262% due 11/25/2036 •	270	259
0.422% due 04/25/2037 •	246	233

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.322% due 12/25/2036 •		$208	$80
0.442% due 12/25/2036 •		947	363
0.542% due 12/25/2036 •		631	246
0.882% due 11/25/2035 •		3,735	3,736

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	900	1,022

IXIS Real Estate Capital Trust
0.732% due 02/25/2036 •		$56	58

JP Morgan Mortgage Acquisition Trust
0.362% due 03/25/2037 •		179	178
0.362% due 06/25/2037 •		137	137
0.372% due 07/25/2036 •		200	197
0.382% due 01/25/2037 •		1,122	1,120
0.507% due 05/25/2036 •		157	158
0.642% due 04/25/2036 •		31	31
6.337% due 08/25/2036 ^þ		98	76

KKR CLO Ltd.
1.074% due 07/15/2030 •		16,050	16,030

LCM LP
1.132% due 07/20/2030 •		12,900	12,866

Lehman ABS Mortgage Loan Trust
0.192% due 06/25/2037 •		187	154
0.302% due 06/25/2037 •		151	126

Lehman XS Trust
0.272% due 02/25/2037 ^•		1,105	1,020

LoanCore Issuer Ltd.
1.240% due 05/15/2028 •		2,241	2,241

Long Beach Mortgage Loan Trust
0.747% due 11/25/2035 •		141	141
0.862% due 08/25/2045 •		6	6
0.942% due 07/25/2031 •		21	21
1.152% due 06/25/2035 •		461	463
1.377% due 02/25/2035 •		12,001	12,033
1.527% due 03/25/2032 •		146	144

MACH Cayman Ltd.
3.474% due 10/15/2039		1,945	1,907

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •	EUR	1,900	2,148
1.550% due 08/15/2033 •		4,130	4,708

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •		5,700	6,489

Magnetite Ltd.
1.023% due 11/15/2028 •		$5,200	5,195

MAPS Ltd.
4.212% due 05/15/2043		3,070	3,012

MASTR Asset-Backed Securities Trust
0.322% due 08/25/2036 •		156	79
0.322% due 11/25/2036 •		4,140	3,083
0.402% due 08/25/2036 •		257	132
0.462% due 02/25/2036 •		324	165
0.582% due 06/25/2036 •		143	76

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.582% due 08/25/2036 •	$154	$81
0.602% due 11/25/2035 •	8,610	6,314
0.672% due 01/25/2036 •	205	204
0.852% due 12/25/2034 ^•	14	14
0.852% due 10/25/2035 ^•	225	230

Merrill Lynch Mortgage Investors Trust
0.552% due 02/25/2047 •	962	698
0.582% due 08/25/2037 •	756	500
0.822% due 05/25/2036 •	122	122

MESA Trust
0.892% due 12/25/2031 •	173	172

METAL LLC
4.581% due 10/15/2042	3,384	3,057

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	259	270

MidOcean Credit CLO
1.210% due 02/20/2031 •	4,000	3,999

Morgan Stanley ABS Capital, Inc. Trust
0.172% due 10/25/2036 •	79	46
0.212% due 10/25/2036 •	646	416
0.242% due 10/25/2036 •	2,334	1,380
0.242% due 11/25/2036 •	211	128
0.252% due 10/25/2036 •	189	122
0.252% due 11/25/2036 •	1,059	777
0.282% due 03/25/2037 •	356	203
0.302% due 02/25/2037 •	121	72
0.322% due 11/25/2036 •	1,264	778
0.352% due 03/25/2037 •	356	205
0.402% due 06/25/2036 •	586	496
0.402% due 09/25/2036 •	346	165
0.702% due 12/25/2035 •	10,000	9,761
0.722% due 12/25/2035 •	208	207
1.002% due 05/25/2034 •	78	76
1.092% due 06/25/2035 •	389	391
1.152% due 04/25/2035 •	200	199
1.352% due 07/25/2037 •	400	400

Morgan Stanley Capital, Inc. Trust
0.682% due 01/25/2036 •	730	723

Morgan Stanley Dean Witter Capital, Inc. Trust
1.452% due 02/25/2033 •	386	387

Morgan Stanley Home Equity Loan Trust
0.272% due 04/25/2037 •	530	348
0.332% due 04/25/2037 •	177	117
0.422% due 04/25/2036 •	92	76

Morgan Stanley Mortgage Loan Trust
0.562% due 02/25/2037 •	116	42
0.822% due 04/25/2037 •	226	92
1.496% due 11/25/2036 ^•	236	117
5.965% due 09/25/2046 ^þ	308	154

New Century Home Equity Loan Trust
1.077% due 10/25/2033 •	1,202	1,200

Newcastle Mortgage Securities Trust
0.332% due 04/25/2037 •	2,212	2,184
0.442% due 04/25/2037 •	4,292	4,077

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.717% due 02/25/2036 •		$32	$32
6.032% due 10/25/2036 ^þ		153	54

NovaStar Mortgage Funding Trust
0.403% due 06/25/2036 •		94	80
0.808% due 01/25/2036 •		4,712	4,709

Option One Mortgage Loan Trust
0.242% due 01/25/2037 •		57	41
0.272% due 05/25/2037 •		10,808	7,284
0.322% due 01/25/2037 •		228	165
0.432% due 04/25/2037 •		106	67
0.642% due 01/25/2036 •		300	296
0.867% due 08/25/2035 •		400	400

Option One Mortgage Loan Trust Asset-Backed Certificates
0.792% due 11/25/2035 •		2,630	2,617

Ownit Mortgage Loan Trust
1.002% due 10/25/2036 ^•		147	153

Park Place Securities, Inc.
0.837% due 09/25/2035 •		200	199

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.837% due 08/25/2035 •		200	201
0.837% due 09/25/2035 •		446	446
0.897% due 07/25/2035 •		207	207
0.927% due 07/25/2035 •		950	949
1.047% due 06/25/2035 •		97	97
1.152% due 10/25/2034 •		447	446
1.227% due 03/25/2035 •		400	401
1.347% due 01/25/2036 •		158	159
1.902% due 12/25/2034 •		4,191	4,225

People’s Financial Realty Mortgage Securities Trust
0.242% due 09/25/2036 •		372	138

Popular ABS Mortgage Pass-Through Trust
0.362% due 11/25/2036 •		70	70
0.687% due 02/25/2036 •		142	142

PRET LLC
1.744% due 07/25/2051 þ		2,885	2,863

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		2,165	2,148

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	1,900	2,165

RAAC Trust
0.453% due 11/25/2046 •		$407	398
0.702% due 06/25/2044 •		33	30
0.702% due 09/25/2045 •		1,582	1,576
1.302% due 10/25/2045 •		102	103
1.602% due 09/25/2047 •		576	578

Renaissance Home Equity Loan Trust
5.545% due 01/25/2037 þ		7,409	3,739
5.608% due 05/25/2036 þ		9,759	6,367
5.812% due 11/25/2036 þ		514	266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.254% due 08/25/2036 þ	$9,300	$5,785
7.238% due 09/25/2037 ^þ	226	130

Residential Asset Mortgage Products Trust
0.662% due 09/25/2036 •	104	102
0.702% due 05/25/2036 ^•	765	740
0.742% due 01/25/2036 •	519	508
0.747% due 11/25/2035 •	18	18
0.792% due 10/25/2035 •	83	83
0.992% due 08/25/2034 •	16	16

Residential Asset Securities Corp. Trust
0.342% due 09/25/2036 •	143	143
0.352% due 04/25/2037 •	12	12
0.362% due 11/25/2036 •	304	289
0.442% due 11/25/2036 •	386	372
0.442% due 04/25/2037 •	1,600	1,573
0.522% due 06/25/2036 •	384	384
0.732% due 10/25/2035 •	88	88
0.732% due 12/25/2035 •	211	211
0.747% due 03/25/2035 •	176	176
0.762% due 11/25/2035 •	118	118
0.762% due 12/25/2035 •	123	115
0.792% due 11/25/2035 •	188	188
0.942% due 12/25/2034 •	13	13

Salomon Mortgage Loan Trust
0.992% due 11/25/2033 •	45	45

Securitized Asset-Backed Receivables LLC Trust
0.282% due 07/25/2036 •	208	98
0.382% due 05/25/2036 •	4,621	3,119
0.422% due 07/25/2036 •	203	98
0.582% due 07/25/2036 •	696	341
0.602% due 05/25/2036 •	960	661
0.642% due 03/25/2036 •	131	126
0.762% due 08/25/2035 ^•	135	114
0.777% due 01/25/2035 •	22	22
1.062% due 01/25/2036 ^•	45	42
2.923% due 01/25/2036 ^þ	47	47

SG Mortgage Securities Trust
0.422% due 07/25/2036 •	28,901	8,458
0.777% due 10/25/2035 •	904	899

SLM Student Loan Trust
1.624% due 04/25/2023 •	3,078	3,101

Sound Point CLO Ltd.
1.342% due 07/20/2032 •	5,900	5,899

Soundview Home Loan Trust
0.182% due 06/25/2037 •	45	38
0.212% due 02/25/2037 •	296	105
0.282% due 02/25/2037 •	414	150
0.283% due 07/25/2037 •	1,746	1,681
0.603% due 06/25/2036 •	8,440	8,427
0.627% due 03/25/2036 •	261	260
0.927% due 06/25/2035 •	2	3
1.053% due 10/25/2037 •	259	239

South Carolina Student Loan Corp.
1.171% due 09/03/2024 •	116	117

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
0.252% due 09/25/2037 •	$9,293	$7,637
0.252% due 11/25/2037 •	721	521
0.372% due 04/25/2037 •	142	117
0.702% due 12/25/2036 •	1,846	1,820
1.077% due 12/25/2035 •	159	159

Starwood Commercial Mortgage Trust
1.244% due 07/15/2038 •	7,600	7,602

Structured Asset Investment Loan Trust
0.253% due 09/25/2036 •	77	76
0.482% due 03/25/2036 •	280	274
0.702% due 01/25/2036 •	152	151
0.822% due 05/25/2035 •	11	11
1.002% due 05/25/2035 •	600	602
1.032% due 09/25/2034 •	539	539
1.227% due 07/25/2033 •	31	31
1.377% due 12/25/2034 •	1,138	1,149

Structured Asset Securities Corp. Mortgage Loan Trust
0.237% due 07/25/2036 •	3,073	3,049
0.252% due 09/25/2036 •	68	66
0.332% due 01/25/2037 •	2,069	1,504
0.352% due 09/25/2036 •	61	61
0.442% due 12/25/2036 •	84	83
0.522% due 02/25/2037 •	374	370
1.002% due 08/25/2037 •	79	79
1.102% due 08/25/2037 •	259	261

Structured Asset Securities Corp. Trust
0.792% due 09/25/2035 •	513	507

Towd Point Mortgage Trust
3.750% due 02/25/2059 ~	9,281	9,632

TPG Real Estate Finance Ltd.
1.309% due 03/15/2038 •	12,600	12,608

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	7,000	7,051

Vibrant CLO Ltd.
1.172% due 09/15/2030 •	14,000	14,021

WaMu Asset-Backed Certificates WaMu Trust
0.327% due 05/25/2037 •	7,525	7,288
0.342% due 05/25/2037 •	1,212	1,145

WAVE LLC
3.597% due 09/15/2044	2,213	2,169

Wells Fargo Home Equity Asset-Backed Securities Trust
0.598% due 05/25/2036 •	300	299
1.677% due 02/25/2035 •	132	132

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.702% due 04/25/2034 •	126	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
0.994% due 10/15/2027 •		$5	$5

Total Asset-Backed Securities (Cost $542,109)			553,911

SOVEREIGN ISSUES 1.5%

Export-Import Bank of India
1.240% (US0003M + 1.020%) due 03/28/2022 ~(f)		5,000	5,005

Philippines Government International Bond
0.010% due 02/03/2023	EUR	5,300	6,034

Singapore Government International Bond
2.750% due 04/01/2042	SGD	15,050	12,431

Total Sovereign Issues (Cost $23,701)			23,470

		SHARES
PREFERRED SECURITIES 1.8%

BANKING & FINANCE 1.1%

American AgCredit Corp.
5.250% due 06/15/2026 •(d)		6,000,000	6,120

Capital One Financial Corp.
3.950% due 09/01/2026 •(d)		7,000,000	7,053

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)		4,200,000	4,362

			17,535

INDUSTRIALS 0.7%

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(d)		10,500,000	10,447

Total Preferred Securities (Cost $27,288)			27,982

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.1%
			1,803

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.059% due 03/24/2022 (b)(c)(l)	$913	$913

Total Short-Term Instruments (Cost $2,716)		2,716

Total Investments in Securities (Cost $2,370,701)		2,406,028

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,030	$156

Total Short-Term Instruments (Cost $157)		156

Total Investments in Affiliates (Cost $157)		156

Total Investments 158.2% (Cost $2,370,858)		$2,406,184

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $2,080)		(1,739)

Other Assets and Liabilities, net (58.1)%		(883,630)

Net Assets 100.0%		$1,520,815

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	1.240%	03/28/2022	12/19/2019	$4,996	$5,005	0.33%
Morgan Stanley	7.500	04/02/2032	02/11/2020	6,899	6,527	0.43

				$11,895	$11,532	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$1,803	U.S. Treasury Notes 1.250% due 03/31/2028	$(1,839)	$1,803	$1,803

Total Repurchase Agreements						$(1,839)	$1,803	$1,803

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
DEU	0.010%	12/16/2021	01/06/2022	$(61,440)	$(61,441)
GRE	0.120	12/09/2021	01/05/2022	(65,998)	(66,003)
JPS	0.050	12/16/2021	01/14/2022	(31,594)	(31,594)
	0.070	12/15/2021	01/05/2022	(88,336)	(88,340)
	0.110	12/27/2021	01/03/2022	(100,656)	(100,658)

Total Reverse Repurchase Agreements					$(348,036)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	0.020%	12/13/2021	01/10/2022	$(9,012)	$(9,012)
	0.100	12/22/2021	01/12/2022	(12,102)	(12,102)
CSN	0.070	12/31/2021	01/03/2022	(4,928)	(4,929)
NOM	0.000	12/16/2021	01/03/2022	(48,433)	(48,433)

Total Sale-Buyback Transactions					$(74,476)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (33.2)%
Uniform Mortgage-Backed Security, TBA	2.500%	02/01/2052	$12,000	$(12,218)	$(12,213)
Uniform Mortgage-Backed Security, TBA	3.500	02/01/2052	161,646	(169,641)	(169,942)
Uniform Mortgage-Backed Security, TBA	3.500	03/01/2052	156,000	(163,629)	(163,774)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2052	149,800	(160,285)	(159,349)

Total Short Sales (33.2)%				$(505,773)	$(505,278)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$0	$(61,441)	$0	$(61,441)	$60,915	$(526)
FICC	1,803	0	0	1,803	(1,839)	(36)
GRE	0	(66,003)	0	(66,003)	65,864	(139)
JPS	0	(220,592)	0	(220,592)	220,496	(96)

Master Securities Forward Transaction Agreement
BCY	0	0	(21,114)	(21,114)	20,997	(117)
CSN	0	0	(4,929)	(4,929)	4,904	(25)
NOM	0	0	(48,433)	(48,433)	48,355	(78)

Total Borrowings and Other Financing Transactions	$1,803	$(348,036)	$(74,476)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(348,036)	$0	$0	$(348,036)

Total	$0	$(348,036)	$0	$0	$(348,036)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(74,476)	0	0	(74,476)

Total	$0	$(74,476)	$0	$0	$(74,476)

Total Borrowings	$0	$(422,512)	$0	$0	$(422,512)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(422,512)

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

(h)	Securities with an aggregate market value of $421,595 and cash of $270 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(276,719) at a weighted average interest rate of 0.010%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2022	187	$(36,485)	$678	$30	$0

Total Futures Contracts				$678	$30	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	0.593%	$ 7,100	$25	$20	$45	$0	$(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.035	2,100	(11)	8	(3)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.299	2,650	(19)	57	38	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.360	1,550	(2)	27	25	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.400	600	(9)	20	11	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.614	200	2	2	4	0	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.684	1,200	227	(23)	204	2	0
Southwest Airlines Co	1.000	Quarterly	12/20/2026	0.952	500	(2)	4	2	0	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2028	0.947	EUR 2,600	6	5	11	0	(1)

						$217	$120	$337	$2	$(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$4,000	$99	$0	$99	$2	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	84,800	2,005	99	2,104	37	0
iTraxx Asia Ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	9,500	24	75	99	2	0

					$2,128	$174	$2,302	$41	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250%	Semi-Annual	09/15/2031	SGD	27,900	$(132)	$420	$288	$74	$0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	625,500	(170)	(920)	(1,090)	0	(1)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		35,200	0	(51)	(51)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		36,300	0	(50)	(50)	0	0
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	232,400	217	(2,203)	(1,986)	62	0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(1,164)	(1,158)	25	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		55,000	157	(755)	(598)	37	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$	96,000	0	(4,956)	(4,956)	53	0
Pay	CPURNSA	2.596	Maturity	07/09/2026		6,000	0	(277)	(277)	6	0
Pay	CPURNSA	2.573	Maturity	07/13/2026		6,000	0	(279)	(279)	6	0
Pay	UKRPI	3.686	Maturity	06/15/2031	GBP	35,000	0	(4,256)	(4,256)	310	0
Pay	UKRPI	3.858	Maturity	09/15/2031		17,200	0	(1,309)	(1,309)	165	0

							$78	$(15,800)	$(15,722)	$738	$(1)

Total Swap Agreements							$2,423	$(15,506)	$(13,083)	$781	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$30	$781	$811	$0	$0	$(4)	$(4)

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

(j)

Securities with an aggregate market value of $18,343 and cash of $5,212 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2022	CAD	7,010	$	5,598	$56	$0
	02/2022	CHF	192		208	0	(3)
	02/2022	INR	2,251		30	0	(1)
	03/2022	SGD	2,157		1,575	0	(25)
BPS	01/2022	EUR	5,812		6,554	0	(63)
	01/2022	GBP	47,490		62,884	0	(1,397)
	01/2022	RUB	812		11	0	0
	02/2022	INR	3,959		52	0	(1)
	02/2022	NOK	2,660		306	4	0
BRC	01/2022	$	28	PEN	112	0	0
CBK	01/2022	PEN	112	$	27	0	(1)
	03/2022	RUB	2,483		33	0	0
	04/2022	MXN	12,379		570	0	(23)
	12/2022	$	27	PEN	112	1	0
DUB	02/2022	INR	3,754	$	49	0	(1)
	02/2022	RUB	3,600		49	1	0
GLM	01/2022		6,542		90	3	0
	03/2022		691		9	0	0
HUS	01/2022	EUR	510		576	0	(4)
	01/2022	GBP	634		845	0	(13)
	01/2022	$	1,631	GBP	1,229	33	0
	02/2022	ILS	1,834	$	592	2	0
	02/2022	RUB	4,200		58	3	0
	03/2022		1,685		22	0	0
	03/2022	SGD	6,887		5,028	0	(81)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	02/2022	INR	7,553	$	100	$0	$(1)
	03/2022	SGD	8,869		6,470	0	(109)
	03/2022	$	262	KRW	310,024	0	(2)
SCX	01/2022	EUR	70,621	$	79,609	0	(793)
	02/2022		76,433		86,969	0	(100)
	02/2022	GBP	47,490		64,319	42	0
UAG	01/2022	RUB	1,323		18	1	0
	02/2022	$	1,182	CAD	1,514	15	0
	03/2022	RUB	2,104	$	28	0	0

Total Forward Foreign Currency Contracts						$161	$(2,618)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	14,500	$(16)	$(9)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	12,000	(13)	(3)
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	12,000	(14)	(3)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	12,000	(15)	(3)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	12,000	(15)	(3)

Total Written Options						$(73)	$(21)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.383%	$3,100	$(54)	$21	$0	$(33)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.618	1,200	(80)	83	3	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.246	200	(6)	5	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.383	3,100	(48)	15	0	(33)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.483	200	(2)	5	3	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.038	300	(10)	10	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.246	2,400	(70)	56	0	(14)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.483	200	(2)	5	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.913	1,000	2	2	4	0

Total Swap Agreements							$(270)	$202	$13	$(81)

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$56	$0	$0	$56	$(29)	$(9)	$0	$(38)	$18	$0	$18
BPS	4	0	0	4	(1,461)	0	0	(1,461)	(1,457)	1,240	(217)
BRC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
CBK	1	0	0	1	(24)	0	(33)	(57)	(56)	0	(56)
DUB	1	0	0	1	(1)	0	0	(1)	0	0	0
FBF	0	0	3	3	0	0	0	0	3	0	3
GLM	3	0	0	3	0	0	0	0	3	0	3
GST	0	0	3	3	0	(3)	(34)	(37)	(34)	56	22
HUS	38	0	0	38	(98)	0	(14)	(112)	(74)	0	(74)
JPM	0	0	0	0	(112)	(3)	0	(115)	(115)	0	(115)
MYC	0	0	7	7	0	(3)	0	(3)	4	0	4
SCX	42	0	0	42	(893)	0	0	(893)	(851)	381	(470)
UAG	16	0	0	16	0	0	0	0	16	0	16

Total Over the Counter	$161	$0	$13	$174	$(2,618)	$(21)	$(81)	$(2,720)

(l)

Securities with an aggregate market value of $1,677 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	85

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	43	0	0	738	781

	$0	$43	$0	$0	$768	$811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$161	$0	$161
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$161	$0	$174

	$0	$56	$0	$161	$768	$985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$1	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,618	$0	$2,618
Written Options	0	21	0	0	0	21
Swap Agreements	0	81	0	0	0	81

	$0	$102	$0	$2,618	$0	$2,720

	$0	$105	$0	$2,618	$1	$2,724

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,710	$1,710
Swap Agreements	0	691	0	0	1,504	2,195

	$0	$691	$0	$0	$3,214	$3,905

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,677	$0	$8,677
Swap Agreements	0	147	0	0	(2)	145

	$0	$147	$0	$8,677	$(2)	$8,822

	$0	$838	$0	$8,677	$3,212	$12,727

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$692	$692
Swap Agreements	0	183	0	0	(16,663)	(16,480)

	$0	$183	$0	$0	$(15,971)	$(15,788)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$316	$0	$316
Written Options	0	52	0	0	0	52
Swap Agreements	0	(77)	0	0	0	(77)

	$0	$(25)	$0	$316	$0	$291

	$0	$158	$0	$316	$(15,971)	$(15,497)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$10,182	$10,182
Corporate Bonds & Notes
Banking & Finance	0	339,032	0	339,032
Industrials	0	144,930	0	144,930
Utilities	0	33,558	0	33,558
Municipal Bonds & Notes
California	0	10,626	0	10,626
Illinois	0	1,331	0	1,331
New Jersey	0	6,909	0	6,909
New York	0	13,304	0	13,304
Ohio	0	1,335	0	1,335
Pennsylvania	0	10,707	0	10,707
Texas	0	434	0	434
Virginia	0	24,930	0	24,930
U.S. Government Agencies	0	476,413	0	476,413
U.S. Treasury Obligations	0	442,089	0	442,089
Non-Agency Mortgage-Backed Securities	0	282,169	0	282,169
Asset-Backed Securities	0	553,911	0	553,911
Sovereign Issues	0	23,470	0	23,470
Preferred Securities
Banking & Finance	0	17,535	0	17,535
Industrials	0	10,447	0	10,447
Short-Term Instruments
Repurchase Agreements	0	1,803	0	1,803
U.S. Treasury Bills	0	913	0	913

	$0	$2,395,846	$10,182	$2,406,028

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$156	$0	$0	$156

Total Investments	$156	$2,395,846	$10,182	$2,406,184

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	87

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

December 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(505,278)	$0	$(505,278)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	781	0	811
Over the counter	0	174	0	174

	$30	$955	$0	$985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4)	0	(4)
Over the counter	0	(2,720)	0	(2,720)

	$0	$(2,724)	$0	$(2,724)

Total Financial Derivative Instruments	$30	$(1,769)	$0	$(1,739)

Totals	$186	$1,888,799	$10,182	$1,899,167

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.1%

CORPORATE BONDS & NOTES 11.1%

BANKING & FINANCE 10.9%

ING Bank NV
2.625% due 12/05/2022		$400	$408

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	2,935	429
1.500% due 10/01/2053		3,700	551

Natwest Group PLC
1.770% (US0003M + 1.550%) due 06/25/2024 ~		$300	305
4.519% due 06/25/2024 •		200	209

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,758	550
1.000% due 10/01/2053		1,900	274
1.500% due 10/01/2053		3,700	553
2.000% due 10/01/2053		500	77

Nykredit Realkredit A/S
1.000% due 10/01/2050		30,472	4,453
1.000% due 10/01/2053		3,300	476
1.500% due 10/01/2053		41,598	6,192
2.000% due 10/01/2053		5,900	890
2.500% due 10/01/2047		20	3

Realkredit Danmark A/S
1.000% due 10/01/2050		17,200	2,509
1.000% due 10/01/2053		1,500	217
1.500% due 10/01/2050		39,726	5,989
1.500% due 10/01/2053		22,381	3,318
2.000% due 10/01/2053		1,700	256
2.500% due 04/01/2047		13	2

UniCredit SpA
7.830% due 12/04/2023		$600	669

			28,330

UTILITIES 0.2%

Petrobras Global Finance BV
5.093% due 01/15/2030		342	356

Total Corporate Bonds & Notes (Cost $29,679)			28,686

U.S. GOVERNMENT AGENCIES 3.9%

Fannie Mae
0.547% due 02/25/2037 •		14	14
1.284% due 10/01/2044 •		2	2

Freddie Mac
1.752% due 09/01/2036 •		13	14
1.946% due 07/01/2036 •		28	29

Ginnie Mae
0.382% due 08/20/2068 •		354	349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.500% due 12/01/2045	$10	$11

Uniform Mortgage-Backed Security, TBA
3.500% due 03/01/2052	600	630
4.000% due 02/01/2052	8,500	9,037

Total U.S. Government Agencies (Cost $10,090)		10,086

U.S. TREASURY OBLIGATIONS 108.3%

U.S. Treasury Bonds
1.625% due 11/15/2050 (c)	1,470	1,370

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	50	52
0.125% due 10/15/2024	4,205	4,492
0.125% due 04/15/2025	3,855	4,125
0.125% due 04/15/2026	6,055	6,537
0.125% due 07/15/2026	4,374	4,751
0.125% due 10/15/2026 (c)	6,479	7,049
0.125% due 01/15/2030 (c)	17,666	19,622
0.125% due 07/15/2030	432	483
0.125% due 01/15/2031 (c)	7,258	8,133
0.125% due 07/15/2031 (c)	50,956	57,328
0.125% due 02/15/2051	6,163	7,315
0.250% due 01/15/2025	9,577	10,263
0.250% due 07/15/2029	1,731	1,941
0.250% due 02/15/2050	1,883	2,284
0.375% due 07/15/2025	1,372	1,491
0.375% due 07/15/2027	9,092	10,092
0.500% due 04/15/2024	8,226	8,771
0.500% due 01/15/2028	45	50
0.625% due 04/15/2023	4,566	4,774
0.625% due 01/15/2024	1,304	1,388
0.625% due 01/15/2026	6,333	6,958
0.625% due 02/15/2043	3,393	4,224
0.750% due 07/15/2028	7,163	8,208
0.750% due 02/15/2042	2,559	3,238
0.750% due 02/15/2045 (c)	10,538	13,586
0.875% due 01/15/2029 (c)	10,956	12,677
0.875% due 02/15/2047	3,833	5,186
1.000% due 02/15/2046 (c)	8,978	12,289
1.000% due 02/15/2048	1,443	2,027
1.000% due 02/15/2049	3,001	4,268
1.375% due 02/15/2044	4,973	7,108
1.750% due 01/15/2028 (c)	13,145	15,778
2.000% due 01/15/2026	2,109	2,441
2.125% due 02/15/2040	1,485	2,275
2.125% due 02/15/2041	6,657	10,318
2.500% due 01/15/2029	3,374	4,316
3.375% due 04/15/2032	397	592
3.625% due 04/15/2028	2,241	2,978

Total U.S. Treasury Obligations (Cost $263,046)		280,778

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%

AREIT Trust
2.784% due 04/15/2037 •		$135	$135

Banc of America Funding Trust
3.146% due 01/20/2047 ~		410	403

Countrywide Alternative Loan Trust
0.299% due 12/20/2046 ^•		668	593

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	103	115

GSR Mortgage Loan Trust
2.851% due 09/25/2035 ~		$10	11

HarborView Mortgage Loan Trust
1.004% due 06/20/2035 •		290	288

IndyMac INDX Mortgage Loan Trust
0.942% due 05/25/2034 •		701	690

MortgageIT Trust
1.107% due 12/25/2034 •		10	10

Residential Accredit Loans, Inc. Trust
0.462% due 06/25/2046 •		203	62

Towd Point Mortgage Funding
1.250% due 02/20/2054 •	GBP	572	778

Total Non-Agency Mortgage-Backed Securities (Cost $2,864)			3,085

ASSET-BACKED SECURITIES 1.9%

Asset-Backed Funding Certificates Trust
0.702% due 10/25/2034 •		$22	22

Atlas Senior Loan Fund Ltd.
1.272% due 01/16/2030 •		400	400

CIT Mortgage Loan Trust
1.453% due 10/25/2037 •		233	235

Citigroup Mortgage Loan Trust
0.182% due 01/25/2037 •		155	136
0.393% due 09/25/2036 •		367	358

Citigroup Mortgage Loan Trust, Inc.
0.792% due 10/25/2035 ^•		500	491

Countrywide Asset-Backed Certificates Trust
0.897% due 02/25/2036 •		142	142

Home Equity Asset Trust
0.957% due 08/25/2034 •		41	40

LoanCore Issuer Ltd.
1.240% due 05/15/2036 •		188	188

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	201	230

Massachusetts Educational Financing Authority
1.074% due 04/25/2038 •		$30	30

Morgan Stanley ABS Capital, Inc. Trust
0.762% due 01/25/2035 •		268	267

Mountain View CLO Ltd.
0.942% due 10/13/2027 •		97	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.867% due 05/25/2035 •		$1,300	$1,295

RAAC Trust
0.612% due 08/25/2036 •		13	13

Saxon Asset Securities Trust
0.812% due 05/25/2035 •		42	41

Sound Point CLO Ltd.
1.024% due 01/23/2029 •		400	400
1.114% due 01/23/2029 •		338	338

Structured Asset Securities Corp. Mortgage Loan Trust
1.102% due 08/25/2037 •		19	20

Venture CLO Ltd.
1.004% due 07/15/2027 •		169	169

Total Asset-Backed Securities (Cost $4,667)			4,912

SOVEREIGN ISSUES 17.9%

Australia Government International Bond
1.250% due 02/21/2022 (a)	AUD	911	664
3.000% due 09/20/2025 (a)		1,097	924

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	983	981

France Government International Bond
0.100% due 03/01/2026 (a)	EUR	2,385	2,984
0.250% due 07/25/2024 (a)		3,316	4,062
2.100% due 07/25/2023 (a)		351	428

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (a)		8,318	10,294
1.400% due 05/26/2025 (a)		9,252	11,446

Japan Government International Bond
0.005% due 03/10/2031 (a)	JPY	191,847	1,734
0.100% due 03/10/2028 (a)		358,860	3,229
0.100% due 03/10/2029 (a)		655,381	5,923

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	396

New Zealand Government International Bond
2.000% due 09/20/2025 (a)	NZD	462	341
3.000% due 09/20/2030 (a)		1,374	1,152

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	231

Qatar Government International Bond
3.875% due 04/23/2023		$300	312

United Kingdom Gilt
0.125% due 03/22/2024 (a)	GBP	901	1,335

Total Sovereign Issues (Cost $46,474)			46,436

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (b) 0.8%

$2,137

Total Short-Term Instruments (Cost $2,137)	2,137

Total Investments in Securities (Cost $358,957)	376,120

Total Investments 145.1% (Cost $358,957)	$376,120

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $(720))	180

Other Assets and Liabilities, net (45.2)%	(117,037)

Net Assets 100.0%	$259,263

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$2,137	U.S. Treasury Inflation Protected Securities 1.750% due 01/15/2028	$(2,180)	$2,137	$2,137

Total Repurchase Agreements						$(2,180)	$2,137	$2,137

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	0.110%	12/28/2021	01/04/2022	$(48,405)	$(48,406)

Total Reverse Repurchase Agreements					$(48,406)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	0.060%	12/16/2021	01/06/2022	$(5,106)	$(5,106)
	0.080	12/13/2021	01/10/2022	(2,943)	(2,943)
	0.120	12/09/2021	01/12/2022	(10,535)	(10,536)
BPG	0.130	12/20/2021	01/04/2022	(786)	(786)
CSN	0.120	12/27/2021	01/03/2022	(35,287)	(35,288)
	0.120	12/28/2021	01/04/2022	(4,442)	(4,442)
MSC	0.090	12/31/2021	01/03/2022	(2,315)	(2,315)
	0.130	12/09/2021	01/05/2022	(1,019)	(1,019)

Total Sale-Buyback Transactions					$(62,435)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,137	$0	$0	$2,137	$(2,180)	$(43)
JPS	0	(48,406)	0	(48,406)	48,450	44

Master Securities Forward Transaction Agreement
BCY	0	0	(18,585)	(18,585)	18,735	150
BPG	0	0	(786)	(786)	799	13
CSN	0	0	(39,730)	(39,730)	39,836	106
MSC	0	0	(3,334)	(3,334)	3,323	(11)

Total Borrowings and Other Financing Transactions	$2,137	$(48,406)	$(62,435)

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(48,406)	$0	$0	$(48,406)

Total	$0	$(48,406)	$0	$0	$(48,406)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(62,435)	0	0	(62,435)

Total	$0	$(62,435)	$0	$0	$(62,435)

Total Borrowings	$0	$(110,841)	$0	$0	$(110,841)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(110,841)

(c)	Securities with an aggregate market value of $111,443 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(110,705) at a weighted average interest rate of 0.072%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2023	198	$56,454	$(55)	$0	$(6)
Call Options Strike @ EUR 113.500 on Euro-Schatz Bond March 2022 Futures (1)	02/2022	500	3	0	0	0
Euro-Bund 10-Year Bond March Futures	03/2022	77	15,023	(229)	0	(12)
U.S. Treasury 5-Year Note March Futures	03/2022	768	92,910	(36)	54	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2022	80	11,715	95	21	0

				$(225)	$75	$(18)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	03/2022	10	$(830)	$(1)	$2	$0
Australia Government 10-Year Bond March Futures	03/2022	2	(203)	0	2	0
Euro-Bobl March Futures	03/2022	135	(20,479)	157	6	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	03/2022	55	$(8,390)	$145	$10	$0
Euro-Buxl 30-Year Bond March Futures	03/2022	69	(16,241)	793	27	0
Euro-OAT France Government 10-Year Bond March Futures	03/2022	2	(371)	5	0	0
Euro-Schatz March Futures	03/2022	910	(116,067)	170	0	(5)
Japan Government 10-Year Bond March Futures	03/2022	7	(9,225)	26	16	0
U.S. Treasury 2-Year Note March Futures	03/2022	52	(11,345)	22	0	(3)
U.S. Treasury 10-Year Note March Futures	03/2022	396	(51,666)	(150)	0	(25)
U.S. Treasury 30-Year Bond March Futures	03/2022	79	(12,675)	(36)	0	(44)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2022	61	(12,025)	(80)	0	(95)
United Kingdom Long Gilt March Futures	03/2022	34	(5,748)	(9)	0	(18)

				$1,042	$63	$(190)

Total Futures Contracts				$817	$138	$(208)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.248%	EUR	200	$1	$1	$2	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.299		$100	(5)	7	2	0	0

							$(4)	$8	$4	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.900%	Annual	03/21/2023	GBP	48,200	$(62)	$(19)	$(81)	$12	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	1.013	Annual	03/20/2024		48,200	40	70	110	0	(1)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		4,200	133	(15)	118	0	(23)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/20/2022	JPY	172,740	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027		172,740	(3)	(19)	(22)	1	0
Pay(6)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	11,300	0	(45)	(45)	0	(1)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(43)	(39)	1	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028	$	5,500	0	(41)	(41)	0	(3)
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		1,100	0	29	29	5	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/20/2022	JPY	172,740	0	(1)	(1)	0	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	3,900	(28)	(410)	(438)	0	(20)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	14	13	3	0
Pay	CPURNSA	2.155	Maturity	01/19/2022		2,000	0	(88)	(88)	0	0

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPURNSA	2.180%	Maturity	01/19/2022	EUR	3,100	$0	$(136)	$(136)	$0	$0
Pay	CPURNSA	2.200	Maturity	01/21/2022		900	0	(40)	(40)	0	0
Pay	CPURNSA	2.200	Maturity	02/05/2022		2,800	0	(130)	(130)	0	(1)
Receive	CPURNSA	2.500	Maturity	07/15/2022		5,000	(743)	517	(226)	0	(1)
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	148	148	0	(7)
Receive	CPURNSA	2.220	Maturity	04/13/2023		318	0	14	14	0	0
Receive	CPURNSA	2.314	Maturity	02/26/2026		2,700	0	197	197	0	(2)
Receive	CPURNSA	2.419	Maturity	03/05/2026		2,100	0	141	141	0	(1)
Receive	CPURNSA	2.768	Maturity	05/13/2026		1,800	0	82	82	0	(1)
Receive	CPURNSA	2.813	Maturity	05/14/2026		800	0	35	35	0	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		830	0	40	40	0	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		600	0	29	29	0	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	(136)	(136)	3	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	(185)	(185)	5	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(114)	(114)	2	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	(140)	(140)	4	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	(63)	(62)	2	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		1,500	1	133	134	0	(6)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		300	0	(61)	(61)	0	(4)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	1,900	(1)	(40)	(41)	20	0
Pay	UKRPI	3.330	Maturity	01/15/2025		5,800	158	(575)	(417)	63	0
Receive	UKRPI	4.735	Maturity	12/15/2026		900	(12)	(7)	(19)	0	(7)
Pay	UKRPI	3.603	Maturity	11/15/2028		60	0	(4)	(4)	1	0
Pay	UKRPI	3.718	Maturity	12/15/2028		10	0	0	0	0	0
Pay	UKRPI	3.438	Maturity	01/15/2030		3,000	0	(390)	(390)	30	0
Pay	UKRPI	3.480	Maturity	01/15/2030		700	9	(95)	(86)	7	0
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	(247)	(252)	28	0
Receive	UKRPI	3.470	Maturity	01/15/2031		100	0	18	18	0	(1)
Receive	UKRPI	3.484	Maturity	01/15/2031		400	0	70	70	0	(3)
Pay	UKRPI	3.750	Maturity	04/15/2031		740	0	(95)	(95)	5	0
Pay	UKRPI	4.066	Maturity	09/15/2031		1,800	0	(71)	(71)	18	0
Pay	UKRPI	3.566	Maturity	03/15/2036		600	0	(101)	(101)	5	0
Pay	UKRPI	3.580	Maturity	03/15/2036		1,300	(6)	(207)	(213)	10	0

							$(515)	$(1,981)	$(2,496)	$225	$(82)

Total Swap Agreements							$(519)	$(1,973)	$(2,492)	$225	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$138	$225	$363	$0	$(208)	$(92)	$(300)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Cash of $3,211 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(10) for closed swap agreements is outstanding at period end.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2022		GBP	93	$		124	$0	$(2)
	01/2022	$		392		MXN	8,166	6	0
	02/2022		PLN	136	$		35	2	0
	03/2022		MXN	8,166			389	0	(6)
	04/2022		DKK	22,299			3,512	94	(2)
BPS	01/2022		CAD	1,250			981	0	(7)
	01/2022		GBP	1,954			2,587	0	(57)
	01/2022		IDR	220,469			15	0	0
	01/2022		JPY	31,300			276	4	0
	01/2022		MXN	8,166			399	1	0
	01/2022	$		217		EUR	192	1	0
	01/2022			372		GBP	280	7	0
	04/2022		DKK	24,865	$		3,809	12	(16)
CBK	02/2022		PLN	104			27	1	0
	02/2022	$		2,794		NOK	25,320	79	0
	03/2022		PEN	539	$		145	10	0
	04/2022		DKK	44,944			6,980	101	(14)
	04/2022	$		236		DKK	1,545	1	0
	05/2022		PEN	423	$		104	0	(2)
DUB	01/2022	$		551		CNH	3,527	3	0
	02/2022		PLN	191	$		47	0	0

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	01/2022		CAD	3,584			2,798	$0	$(35)
	01/2022	$		344		GBP	255	1	0
HUS	01/2022		CNH	1,219	$		190	0	(2)
	01/2022		GBP	124			165	0	(3)
	01/2022	$		2,804		AUD	3,933	58	0
	01/2022			181		EUR	160	1	0
	01/2022			417		GBP	313	6	0
	04/2022		DKK	16,810	$		2,632	54	0
	04/2022	$		754		DKK	4,825	0	(14)
JPM	01/2022		CNH	1,713	$		267	0	(2)
	04/2022		DKK	8,060			1,235	0	(2)
MYI	01/2022		BRL	1,567			281	0	(1)
	01/2022		NZD	2,189			1,494	0	(5)
	01/2022	$		274		BRL	1,567	7	0
	02/2022		BRL	1,567	$		273	0	(7)
	04/2022		DKK	61,667			9,733	275	0
SCX	01/2022		CNH	670			104	0	(1)
	01/2022		EUR	26,805			30,216	0	(301)
	01/2022		JPY	1,204,200			10,614	145	0
	02/2022		EUR	26,453			30,100	0	(35)
	02/2022		GBP	1,954			2,646	2	0
	02/2022		JPY	1,204,336			10,460	0	(12)
SSB	01/2022		BRL	1,567			279	0	(3)
TOR	01/2022		AUD	2,195			1,571	0	(26)
UAG	01/2022		NZD	4,143			2,794	0	(44)

Total Forward Foreign Currency Contracts								$871	$(599)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	1,100	$1	$158
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	90	171
BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	710	53	102
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	4,100	255	194
MYC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	1,000	73	145

Total Purchased Options							$472	$770

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800%	02/16/2022	1,800	$(2)	$(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.800	01/19/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	03/16/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	600	(1)	(1)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	1,900	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	1,400	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	800	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	500	(3)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	200	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	02/16/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	03/16/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.800	01/19/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.800	03/16/2022	1,100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	03/16/2022	2,700	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	03/16/2022	700	(1)	0
CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	1,300	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.800	02/16/2022	100	0	0
DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	300	(1)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	96.000	03/16/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	1,100	(1)	0
GST	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	200	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	900	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	900	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	1,000	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	500	(1)	0
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	800	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	600	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	03/16/2022	1,100	(1)	(1)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	700	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	800	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0

						$(42)	$(9)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(54)	$(6)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0

						$(105)	$(6)

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	3,300	$0	$(187)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,640	(90)	(207)
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	2,160	(53)	(123)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	20,200	(254)	(200)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	(0.526)	11/17/2022	22,500	(35)	(5)
MYC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	3,200	(78)	(181)

							$(510)	$(903)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	$98.578	01/06/2022	200	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	100.578	01/06/2022	200	(1)	0
GSC	Call - OTC Fannie Mae, TBA 2.000% due 03/01/2052	100.297	03/07/2022	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	97.859	01/06/2022	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	97.898	01/06/2022	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	98.172	01/06/2022	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	99.859	01/06/2022	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	99.898	01/06/2022	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	100.172	01/06/2022	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	100.344	02/07/2022	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 03/01/2052	103.758	03/07/2022	100	1	0
JPM	Call - OTC Fannie Mae, TBA 2.000% due 03/01/2052	100.352	03/07/2022	200	(1)	(1)
	Call - OTC Fannie Mae, TBA 2.000% due 03/01/2052	100.484	03/07/2022	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	100.078	01/06/2022	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2052	100.734	01/06/2022	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	98.969	02/07/2022	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	100.109	02/07/2022	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	100.141	02/07/2022	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2052	100.969	02/07/2022	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 01/01/2052	102.328	01/06/2022	200	(1)	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	99

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 01/01/2052	$103.328	01/06/2022	200	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2052	104.063	01/06/2022	200	0	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 03/01/2052	103.754	03/07/2022	200	1	0

					$(16)	$(7)

Total Written Options					$(673)	$(925)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$102	$0	$0	$102	$(10)	$(2)	$0	$(12)	$90	$0	$90
BPS	25	329	0	354	(80)	(394)	0	(474)	(120)	0	(120)
BRC	0	102	0	102	0	(128)	0	(128)	(26)	0	(26)
CBK	192	0	0	192	(16)	0	0	(16)	176	0	176
DUB	3	194	0	197	0	(200)	0	(200)	(3)	0	(3)
GLM	1	0	0	1	(35)	(11)	0	(46)	(45)	0	(45)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
HUS	119	0	0	119	(19)	0	0	(19)	100	0	100
JPM	0	0	0	0	(4)	(7)	0	(11)	(11)	0	(11)
MYC	0	145	0	145	0	(182)	0	(182)	(37)	0	(37)
MYI	282	0	0	282	(13)	0	0	(13)	269	(300)	(31)
SCX	147	0	0	147	(349)	0	0	(349)	(202)	0	(202)
SSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
TOR	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
UAG	0	0	0	0	(44)	0	0	(44)	(44)	0	(44)

Total Over the Counter	$871	$770	$0	$1,641	$(599)	$(925)	$0	$(1,524)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	0	0	0	225	225

	$0	$0	$0	$0	$363	$363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$871	$0	$871
Purchased Options	0	0	0	0	770	770

	$0	$0	$0	$871	$770	$1,641

	$0	$0	$0	$871	$1,133	$2,004

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$208	$208
Swap Agreements	0	0	0	0	92	92

	$0	$0	$0	$0	$300	$300

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$599	$0	$599
Written Options	0	9	0	0	916	925

	$0	$9	$0	$599	$916	$1,524

	$0	$9	$0	$599	$1,216	$1,824

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	(2)	0	0	0	(575)	(577)
Swap Agreements	0	(1)	0	0	(184)	(185)

	$(2)	$(1)	$0	$0	$(739)	$(742)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,491	$0	$2,491
Purchased Options	0	0	0	(68)	(37)	(105)
Written Options	0	103	0	0	164	267

	$0	$103	$0	$2,423	$127	$2,653

	$(2)	$102	$0	$2,423	$(612)	$1,911

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	101

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

December 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$742	$742
Swap Agreements	0	3	0	0	(2,359)	(2,356)

	$0	$3	$0	$0	$(1,617)	$(1,614)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$913	$0	$913
Purchased Options	0	0	0	67	229	296
Written Options	0	14	0	0	(356)	(342)

	$0	$14	$0	$980	$(127)	$867

	$0	$17	$0	$980	$(1,744)	$(747)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,330	$0	$28,330
Utilities	0	356	0	356
U.S. Government Agencies	0	10,086	0	10,086
U.S. Treasury Obligations	0	280,778	0	280,778
Non-Agency Mortgage-Backed Securities	0	3,085	0	3,085
Asset-Backed Securities	0	4,912	0	4,912
Sovereign Issues	0	46,436	0	46,436
Short-Term Instruments Repurchase Agreements	0	2,137	0	2,137

Total Investments	$0	$376,120	$0	$376,120

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	63	300	0	363
Over the counter	0	1,641	0	1,641

	$63	$1,941	$0	$2,004

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(41)	(249)	0	(290)
Over the counter	0	(1,524)	0	(1,524)

	$(41)	$(1,773)	$0	$(1,814)

Total Financial Derivative Instruments	$22	$168	$0	$190

Totals	$22	$376,288	$0	$376,310

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

December 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

MUNICIPAL BONDS & NOTES 99.5%

ALABAMA 0.8%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$500	$740

ARIZONA 1.5%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	305

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,020

		1,325

CALIFORNIA 9.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,120

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	3,000	3,588

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,640

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	5,215	1,025

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	250	250

		8,623

COLORADO 5.1%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,299

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	1,143

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	500	502

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	550	556

		4,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 1.4%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	$110	$136

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,107

		1,243

FLORIDA 3.5%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2046	500	550

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,347

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	601

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2029 (b)	700	612

		3,110

GEORGIA 2.5%

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	1,440	1,583

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	500	609

		2,192

ILLINOIS 15.5%

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,135

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,820

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,085

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2032	795	955

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	1,000	1,218

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,379

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	$850	$1,112

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,000	1,062

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	1,058
3.000% due 06/15/2034	1,180	1,240

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	500	634

		13,698

INDIANA 0.6%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	537

KANSAS 2.3%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,033

KENTUCKY 1.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,170	1,323

LOUISIANA 0.8%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	650	671

MASSACHUSETTS 3.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	500	580

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,127

		2,707

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	385	470

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.688% (US0003M) due 07/01/2032 ~	1,000	1,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	$2,000	$2,127

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	500	630

		4,231

NEVADA 1.6%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,392

NEW JERSEY 8.0%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,473

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	292

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,532

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	250	299

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,070

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2037	500	584

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	617
5.000% due 06/01/2033	1,000	1,214

		7,081

NEW YORK 9.9%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	500	552

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.886% (US0001M) due 11/01/2026 ~	360	360

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2031	375	453

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	$1,500	$1,606

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 05/01/2037	345	435

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2030	560	670

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,152

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	420	493

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,190

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,831

		8,742

OHIO 4.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,500	1,688
5.000% due 06/01/2034	1,000	1,267
5.000% due 06/01/2055	1,000	1,162

		4,117

PENNSYLVANIA 4.5%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,225

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,045

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (c)	1,000	1,193

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	500	532

		3,995

PUERTO RICO 6.2%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	1,000	890

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	1,000	955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.608% (US0003M) due 07/01/2029 ~	$1,010	$1,009

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2046 ^(a)	1,000	593

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	6,000	2,046

		5,493

TENNESSEE 0.5%

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
4.000% due 06/01/2051	250	259

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	224

		483

TEXAS 7.6%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
1.200% (MUNIPSA) due 10/15/2044 ~	900	904

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	250	255

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,197

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
1.586% (US0003M) due 12/15/2026 ~	500	500

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,305	3,847

		6,703

VIRGINIA 1.1%

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2037	840	1,015

WASHINGTON 2.0%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (c)	500	576

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	105

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	$1,000	$1,149

		1,725

WISCONSIN 0.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (b)	2,000	161

Total Municipal Bonds & Notes (Cost $80,469)		87,840

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.3%
		255

Total Short-Term Instruments (Cost $255)		255

Total Investments in Securities (Cost $80,724)		88,095

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%

PIMCO Short-Term Floating NAV Portfolio III	309,878	$3,011

Total Short-Term Instruments (Cost $3,054)		3,011

Total Investments in Affiliates (Cost $3,054)		3,011

Total Investments 103.2% (Cost $83,778)		91,106

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(3)

Other Assets and Liabilities, net (3.2)%		(2,793)

Net Assets 100.0%		$88,310

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$255	U.S. Treasury Inflation Protected Securities 1.750% due 01/15/2028	$(260)	$255	$255

Total Repurchase Agreements						$(260)	$255	$255

106	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$255	$0	$0	$255	$(260)	$(5)

Total Borrowings and Other Financing Transactions	$255	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2022	54	$(7,045)	$23	$0	$(3)

Total Futures Contracts				$23	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(3)	$0	$(3)

Cash of $172 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2021	107

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$740	$0	$740
Arizona	0	1,325	0	1,325
California	0	8,623	0	8,623
Colorado	0	4,500	0	4,500
Connecticut	0	1,243	0	1,243
Florida	0	3,110	0	3,110
Georgia	0	2,192	0	2,192
Illinois	0	13,698	0	13,698
Indiana	0	537	0	537
Kansas	0	2,033	0	2,033
Kentucky	0	1,323	0	1,323
Louisiana	0	671	0	671
Massachusetts	0	2,707	0	2,707
Michigan	0	4,231	0	4,231
Nevada	0	1,392	0	1,392
New Jersey	0	7,081	0	7,081

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Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
New York	$0	$8,742	$0	$8,742
Ohio	0	4,117	0	4,117
Pennsylvania	0	3,995	0	3,995
Puerto Rico	0	5,493	0	5,493
Tennessee	0	483	0	483
Texas	0	6,703	0	6,703
Virginia	0	1,015	0	1,015
Washington	0	1,725	0	1,725
Wisconsin	0	161	0	161
Short-Term Instruments
Repurchase Agreements	0	255	0	255
	$0	$88,095	$0	$88,095

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,011	$0	$0	$3,011
Total Investments	$3,011	$88,095	$0	$91,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$(3)	$0	$(3)
Totals	$3,011	$88,092	$0	$91,103

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

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Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal

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Notes to Financial Statements (Cont.)

accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

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In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers

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Notes to Financial Statements (Cont.)

or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally

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Notes to Financial Statements (Cont.)

determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended December 31, 2021 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Fixed Income SHares: Series C	$1,404	$99,104	$(100,490)	$0	$(1)	$17	$3	$0

PIMCO Fixed Income SHares: Series LD	2,809	87,504	(88,800)	(1)	(2)	1,510	3	0

PIMCO Fixed Income SHares: Series M	154	16,705	(16,700)	(1)	(2)	156	5	0

PIMCO Fixed Income SHares: Series TE	502	13,349	(10,797)	0	(43)	3,011	49	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the

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borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or

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earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of

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the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

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is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of December 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and

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date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or

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interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

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The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio’s assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio’s common shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer

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Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2021, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

Fixed Income Shares - Series TE	$3,375	0.57%

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or

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emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended December 31, 2021, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and

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Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities.

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Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The

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ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

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outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	—	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	X

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Contingent Convertible Securities	X	—	X	—	—

LIBOR Transition	X	X	X	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

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Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s

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Notes to Financial Statements (Cont.)

Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

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Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and

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Notes to Financial Statements (Cont.)

offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract. The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2021, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

Fixed Income SHares: Series C	$22,190	$7,643

Fixed Income SHares: Series LD	11,009	22,860

Fixed Income SHares: Series M	3,510	0

Fixed Income SHares: Series R	31,086	19,964

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.”

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Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$5,931,287	$6,109,355	$615,357	$346,364

Fixed Income SHares: Series LD	324,000	178,731	119,588	77,335

Fixed Income SHares: Series M	10,762,196	10,737,578	391,172	114,534

Fixed Income SHares: Series R	558,293	513,451	49,244	9,277

Fixed Income SHares: Series TE	0	0	16,369	20,875

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2021, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of

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Notes to Financial Statements (Cont.)

limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made

A Portfolios’ may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2021, the Portfolios’ have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolio file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

Fixed Income SHares - Series C	$0	$12,868	$0	$3,237	$0	$(129,149)	$0	$0	$(113,044)

Fixed Income SHares - Series LD	0	0	0	(1,715)	(105)	(2,679)	0	0	(4,499)

Fixed Income SHares - Series M	0	21,649	0	17,368	0	(4,170)	0	0	34,847

Fixed Income SHares - Series R	0	3,323	0	8,782	0	(24,462)	0	0	(12,357)

Fixed Income SHares - Series TE	0	0	0	7,408	(20)	(152)	0	0	7,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

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(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), inverse floater transactions, and defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through December 31, 2021 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2020 through December 31, 2021 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2021, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

Fixed Income SHares - Series C	$129,149	$0

Fixed Income SHares - Series LD	1,072	1,607

Fixed Income SHares - Series M	4,170	0

Fixed Income SHares - Series R	0	24,462

Fixed Income SHares - Series TE	0	152

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

Fixed Income SHares - Series C	$2,168,109	$56,449	$(37,365)	$19,084

Fixed Income SHares - Series LD	356,922	1,850	(3,584)	(1,734)

Fixed Income SHares - Series M	1,866,550	74,647	(55,242)	19,405

Fixed Income SHares - Series R	368,896	13,176	(7,512)	5,664

Fixed Income SHares - Series TE	83,700	7,473	(44)	7,429

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), inverse floater transactions, and defaulted securities.

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Notes to Financial Statements (Cont.)

     December 31, 2021

For the fiscal years ended December 31, 2021 and December 31, 2020, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2021				December 31, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

Fixed Income SHares - Series C	$0	$50,117	$0	$0	$0	$49,023	$0	$0

Fixed Income SHares - Series LD	0	3,025	0	0	0	3,474	0	0

Fixed Income SHares - Series M	0	74,982	0	0	0	104,743	0	0

Fixed Income SHares - Series R	0	13,319	0	0	0	2,860	0	0

Fixed Income SHares - Series TE	2,821	104	0	0	3,009	72	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of cash flows for Fixed Income SHares: Series C, Fixed Income SHares: Series LD and Fixed Income SHares: Series R for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, the results of each of their operations and each of the cash flows for Fixed Income SHares: Series C, Fixed Income SHares: Series LD and Fixed Income SHares: Series R for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2022

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

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Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia-Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CSN	Credit Suisse AG (New York)	RDR	RBC Capital Markets LLC
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GRE	NatWest Markets Securities Inc.	UAG	UBS AG Stamford
GSC	Goldman Sachs & Co. LLC	UBS	UBS Securities LLC
GST	Goldman Sachs International

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
COP	Colombian Peso	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
CDX.HY	Credit Derivatives Index-High Yield	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index-Investment Grade	SIBCSORA	Singapore Overnight Rate Average
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	UKRPI	United Kingdom Retail Prices Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0001M	ICE 1-Month USD LIBOR
FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

150	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	BAM	Build America Mutual Assurance
AGM	Assured Guaranty Municipal	Q-SBLF	Qualified School Bond Loan Fund

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2021	151

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolios estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Fixed Income Shares	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

Series LD

July 2021	$0.0202	$0.0000	$0.0000	$0.0202

August 2021	$0.0165	$0.0000	$0.0000	$0.0165

September 2021	$0.0192	$0.0000	$0.0000	$0.0192

October 2021	$0.0197	$0.0000	$0.0001	$0.0198

November 2021	$0.0207	$0.0000	$0.0000	$0.0207

December 2021	$0.0213	$0.0000	$0.0000	$0.0213

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

152	PIMCO MANAGED ACCOUNTS TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (the “Code”) and Treasury Regulations, if applicable, shareholders must be notified regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentage of ordinary dividends paid during the calendar year designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2021 is set forth for the Portfolios in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2021 considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code are set forth in the table below. Further, the amounts of ordinary dividends paid during the fiscal year ended December 31, 2021 considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

Section 163(j) Interest Dividends.  The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation § 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)	163(j) Interest Dividends
Fixed Income SHares - Series C	0.00%	0.00%	$38,084	$0	95.93%
Fixed Income SHares - Series LD	0.00%	0.00%	3,025	0	83.67%
Fixed Income SHares - Series M	0.00%	0.00%	55,172	0	84.40%
Fixed Income SHares - Series R	0.00%	0.00%	13,319	0	100.00%
Fixed Income SHares - Series TE	0.00%	0.00%	2,925	0	1.93%

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

ANNUAL REPORT	DECEMBER 31, 2021	153

Management of the Trust

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Chair since 2019, Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	29	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	29	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present)

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013- 2020) and Chair (2018- 2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

154	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Trustee	Since 2006.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	29	Trustee, Allianz Funds (2006- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Alan Rappaport 1953	Trustee	Since 2010.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	29	Trustee, Allianz Funds (2010- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

E. Grace Vandecruze 1963	Trustee	Since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk	29	None

ANNUAL REPORT	DECEMBER 31, 2021	155

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

			Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).

Interested Trustees

David N. Fisher* 1968	Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	31	None

John C. Maney** 1959	Trustee	Since 2006.	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

*

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

**

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

156	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson** 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw** 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow** 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit** 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer** 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Elizabeth A. Duggan** 1964	Vice President	Since 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Mark A. Jelic** 1981	Vice President	Since August 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brian J. Pittluck** 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Bijal Y. Parikh** 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Colleen D. Miller 1980	Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	DECEMBER 31, 2021	157

Management of the Trust (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Erik C. Brown*** 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans** 1982	Assistant Treasurer	Since 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler*** 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
(*)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; and the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Municipal Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

158	PIMCO MANAGED ACCOUNTS TRUST

Privacy Policy1

(Unaudited)

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	DECEMBER 31, 2021	159

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

160	PIMCO MANAGED ACCOUNTS TRUST

Investment Strategy Updates

     (Unaudited)

Disclosure Related to Fixed Income SHares: Series TE (the “Portfolio”): Effective September 30, 2021 the disclosure in the fourth paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Prospectus was deleted in its entirety and replaced with the following:

The Portfolio may invest up to 80% of its total assets in high yield securities (“junk bonds”) rated below Baa3 by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

ANNUAL REPORT	DECEMBER 31, 2021	161

Changes to Board of Trustees

(Unaudited)

Effective December 31, 2021, Hans W. Kertess retired from his position as Trustee of the Trust.

162	PIMCO MANAGED ACCOUNTS TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH3001AR_123121

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2021	$253,162
	December 31, 2020	$250,092

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2021	$ —
	December 31, 2020	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2021	$ —
	December 31, 2020	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2021	$ —
	December 31, 2020	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2021	December 31, 2020
PIMCO Managed Accounts Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	14,035,102	16,178,737

Totals	$14,035,102	$16,178,737

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis J

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vendecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 4, 2022